UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the Appropriate Box:

☒           Preliminary Proxy Statement

☐           Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Pursuant to § 240.14a-12

ORAMED PHARMACEUTICALS INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒           No fee required

☐           Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐           Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

ORAMED PHARMACEUTICALS INC.
Hi-Tech Park 2/4 Givat Ram
PO Box 39098
Jerusalem, Israel 91390
________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2014
__________________________

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Oramed Pharmaceuticals Inc. (the “Company”). The Annual Meeting will be held at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019, on July 23, 2014, at 10:00 a.m. (Eastern time), or at any adjournment or postponement thereof, for the purpose of considering and taking appropriate action with respect to the following:

1.
To re-elect six directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

2.	To approve the Company’s Amended and Restated 2008 Stock Incentive Plan;

3.	To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized common stock from 16,666,667 shares to 30,000,000 shares;

4.	To consider and approve, by a nonbinding advisory vote, the compensation of our Named Executive Officers as described in the accompanying proxy statement;

5.	To recommend, by a nonbinding advisory vote, the frequency (every one, two or three years) of future advisory votes of stockholders on the compensation of our Named Executive Officers;

6.
To ratify the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the 2014 fiscal year; and

7.	To transact any other business as may properly come before the Annual Meeting or any adjournments thereof.

Our Board of Directors has fixed the close of business on June 9, 2014, as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponement thereof.

All stockholders are invited to attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting, please complete, date and sign the enclosed proxy card and return it in the enclosed envelope, as promptly as possible.  If you attend the Annual Meeting, you may withdraw the proxy and vote in person.  If you have any questions regarding the completion of the enclosed proxy card or would like directions to the Annual Meeting, please call + 972-2-566-0001. You may also find directions at http://www.zag-sw.com/offices-new-york.html.

By Order of the Board of Directors, Nadav Kidron President, Chief Executive Officer and a Director

Jerusalem, Israel
June     , 2014

PROXY STATEMENT
OF
ORAMED PHARMACEUTICALS INC.

___________________

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 23, 2014
___________________

The enclosed proxy is solicited on behalf of the Board of Directors (the “Board”) of Oramed Pharmaceuticals Inc. (the “Company,” “we,” “us,” or “our”), for use at the Annual Meeting of Stockholders to be held on July 23, 2014, at 10:00 a.m. (Eastern time) (the “Annual Meeting”), or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019. We intend to first mail this proxy statement and our annual report to stockholders (the “Annual Report”) for the fiscal year ended August 31, 2013 (“Fiscal 2013”), as well as the enclosed proxy card, on or about June    , 2014, to all stockholders entitled to vote at the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The proxy statement, proxy card, and Annual Report are also available at
http://ir.oramed.com/phoenix.zhtml?c=180902&p=irol-asm2012
Stockholders may also obtain additional paper or e-mail copies of these materials by writing to Oramed Pharmaceuticals Inc., Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem 91390, Israel, attention: Secretary, or by sending an e-mail to yifat@oramed.com.

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We sent you this proxy statement and the Annual Report, as well as the enclosed proxy card, because our Board is soliciting your proxy to vote at the Annual Meeting.  You are invited to attend the Annual Meeting to vote on the proposals described in this proxy statement.  The Annual Meeting will be held on Wednesday, July 23, 2014, at 10:00 a.m. (Eastern time) at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019.  However, you do not need to attend the Annual Meeting to vote your shares.  Instead, you may simply complete, sign and return the enclosed proxy card.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on June 9, 2014, will be entitled to vote at the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If on June 9, 2014, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record.  As a stockholder of record, you may vote in person at the Annual Meeting or vote by proxy.  Whether or not you plan to attend the Annual Meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Similar Organization

If on June 9, 2014, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account or its agent is considered to be the stockholder of record for purposes of voting at the Annual Meeting.  As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account.  You are also invited to attend the Annual Meeting.  However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

The matters scheduled for a vote at the Annual Meeting are:

•
the re-election of six directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal;

•	the consideration and approval of the Company’s Amended and Restated 2008 Stock Incentive Plan;

•	the consideration and approval of an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized common stock from 16,666,667 shares to 30,000,000 shares;

•
the consideration and approval, by a nonbinding advisory vote, of the compensation of our Named Executive Officers (as defined below) as described below under “Compensation of Executive Officers and Directors”;

•	the recommendation, by a nonbinding advisory vote, of future advisory votes every one, two, or three years of stockholders on the compensation of our Named Executive Officers; and

•
the ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited (the “Independent Auditors”), as the independent registered public accounting firm of the Company for the 2014 fiscal year.

Our Board unanimously recommends that you vote FOR all of the above proposals, and, with respect to the frequency of advisory votes of stockholders on the compensation of our Named Executive Officers, unanimously recommends that such votes occur every 2 YEARS.

How do I vote?

The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in person at the Annual Meeting, or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy to ensure your vote is counted.  You may still attend the Annual Meeting and vote in person if you have already voted by proxy.

•
To vote in person, come to the Annual Meeting, where a ballot will be made available to you. Directions to attend the Annual Meeting where you may vote in person can be found at: http://www.oramed.com/ufiles/map_directions.pdf.

•
To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided.  If you return your signed proxy card to us no less than 24 hours before the Annual Meeting, we will vote your shares as you direct. The chairman of the Annual Meeting may, at his or her discretion, decide to accept proxy cards even if received less than 24 hours before the Annual Meeting.

Beneficial Owner:  Shares Registered in the Name of Broker, Bank or Other Similar Organization

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from us.  Simply complete and mail the proxy card to ensure that your vote is counted.  Alternatively, you may vote by telephone or over the Internet as instructed by your broker, bank, or other agent, provided that your broker, bank, or other agent makes telephone or Internet voting available.  To vote in person at the Annual Meeting, you must obtain a valid proxy from your broker, bank, or other agent.  Follow the instructions from your broker, bank, or other agent included with these proxy materials, or contact your broker, bank, or other agent to request a proxy form.

How many votes do I have?

You have one vote for each share of common stock you own as of the close of business on June 9, 2014.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted “FOR” with respect to Proposals 1, 2, 3, 4 and 6, and “2 YEARS” with respect to Proposal 5.  If any other matter is properly presented at the Annual Meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

If your shares are held by your broker as your nominee (that is, in “street name”), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered “routine” under applicable rules on which your broker may vote shares held in street name in the absence of your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as “broker non-votes.”  There are no discretionary items scheduled for a vote at the Annual Meeting, except for Proposal 6.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies.  In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication.  Directors and employees will not be paid any additional compensation for soliciting proxies.  We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.  In addition, we have retained                     , to assist in the solicitation of proxies for a fee of $       plus customary expenses.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes.  You can revoke your proxy at any time before the final vote at the Annual Meeting.  If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

•	You may submit another properly completed proxy card with a later date;

•	You may send a written notice that you are revoking your proxy to our Secretary at Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, 91390, Israel; or

•	You may attend the Annual Meeting and vote in person. Simply attending the Annual Meeting will not, by itself, revoke your proxy.

If your shares are held by your broker, bank, or other agent, you should follow the instructions provided by your broker, bank, or other agent.

How are votes counted?

Votes will be counted by the inspector of election appointed for the Annual Meeting, who will separately count “For,” “Against” and “Abstain” with respect to Proposals 1, 2, 3, 4 and 6.  Regarding Proposal 5, the inspector of election will separately count “1 Year,” “2 Years,” “3 Years” and “Abstain.”

How many votes are needed to approve each proposal?

The approval of Proposals 1, 2, 3, 4 and 6 require the vote of a majority of the number of shares of common stock present, in person or represented by proxy at the Annual Meeting and entitled to vote thereat. Other than for the purpose of establishing a quorum, as discussed in the following paragraph, broker non-votes will not be counted as entitled to be voted and will therefore not affect the outcome of the matters to be voted thereon, while abstentions will have the same effect as a vote against such matters.

With respect to Proposal 5, the choice of frequency that receives the highest number of votes will be considered as the frequency that our stockholders are recommending for us to hold a non-binding, advisory vote on the compensation of our Named Executive Officers.

What is the quorum requirement?

The holders of at least one third (1/3) of the common stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at the Annual Meeting for the transaction of business.  As of June 9, 2014, there were              shares of common stock outstanding and entitled to vote. Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other agent) or if you vote in person at the Annual Meeting.  Abstentions and broker non-votes will be counted towards the quorum requirement.  If there is no quorum, the stockholders entitled to vote thereat, present in person or by proxy, have the power to adjourn the Annual Meeting, without notice other than announcement at the Annual Meeting. At such adjourned Annual Meeting at which the requisite amount of voting stock shall be represented, any business may be transacted which might have been transacted at the Annual Meeting as originally notified.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting.  Final voting results will be reported in a current report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) within four business days after the Annual Meeting.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our common stock as of June 9, 2014 by: (1) each person who is known by us to own beneficially more than 5% of our common stock; (2) each director nominee; (3) each of our Named Executive Officers listed below under “Compensation of Executive Officers and Directors—Summary Compensation Table”; and (4) all of our directors and executive officers as a group.  On such date, we had               shares of common stock outstanding.

As used in the table below and elsewhere in this form, the term “beneficial ownership” with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the next 60 days following June 9, 2014. Inclusion of shares in the table does not, however, constitute an admission that the named stockholder is a direct or indirect beneficial owner of those shares.  Unless otherwise indicated, (1) each person or entity named in the table has sole voting power and investment power (or shares that power with that person’s spouse) with respect to all shares of common stock listed as owned by that person or entity and (2) the address of each of the individuals named below is: c/o Oramed Pharmaceuticals Inc., Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem 91390, Israel.

Name and Address of Beneficial Owner	Number of Shares	Percentage of Shares Beneficially Owned
Regals Fund LP 767 Fifth Ave. New York, NY 10153	1,453,637	(1)%
Special Situations Fund 527 Madison Avenue, Suite 2600 New York, NY 10022	790,000	(2)%
Nadav Kidron #+	1,107,806	(3)%
Miriam Kidron #+	386,308	(4)%
Leonard Sank #	562,170	(5)%
Harold Jacob #	52,247	(6) *
Michael Berelowitz #	25,447	(7) *
Gerald Ostrov #	26,547	(8) *
Yifat Zommer +	75,334	(9) *
Joshua Hexter +	43,400	(10) *
All current executive officers and directors, as a group (eight persons)	2,279,259	(11)%
______________

*	Less than 1%
#	Director
+	Named Executive Officer
(1)
Includes warrants to purchase 557,273 shares of common stock.  Regals Capital Management LP is the investment manager of Regals Fund LP (“Regals”), the owner of record of these shares of common stock. Mr. David M. Slager is the managing member of the general partner of Regals Capital Management LP.  All investment decisions are made by Mr. Slager, and thus the power to vote or direct the votes of these shares of common stock, as well as the power to dispose or direct the disposition of such shares of common stock is held by Mr. Slager through Regals Capital Management LP.  The foregoing is based on information known to the company.

(2)
Includes 440,000 shares of common stock owned by Special Situations Fund III QP, L.P., 150,000 of common stock owned by Special Situations Cayman Fund, L.P and 200,000 of common stock owned by Special Situations Life Sciences Fund, L.P. Austin W. Marxe (“Marxe”), David M. Greenhouse (“Greenhouse”) and Adam C. Stettner (“Stettner”) are members of SSCayman LLC, the general partner of Special Situations Cayman Fund, L.P.  Marxe, Greenhouse and Stettner are controlling principals of AWM Investment Company, Inc., the general partner of MGP Advisers Limited Partnership, the general partner of Special Situations Fund III QP, L.P. Marxe, Greenhouse and Stettner are also members of LS Advisers L.L.C., the general partner of Special Situations Life Sciences Fund, L.P. The foregoing is based on a Schedule 13G filed jointly by Marxe, Greenhouse and Stettner on February 12, 2014.

(3)	Includes 239,566 shares of common stock issuable upon the exercise of outstanding stock options.
(4)	Includes 142,814 shares of common stock issuable upon the exercise of an outstanding warrant and 239,566 shares of common stock issuable upon the exercise of outstanding stock options.
(5)
Includes: (a) 243,000 shares of common stock and warrants to purchase 23,265 shares of common stock held by Mr. Sank, (b) 78,125 shares of common stock and a warrant to purchase 27,344 shares of common stock held by Mr. Sank’s wife, (c) 51,547 shares of common stock issuable to Mr. Sank upon the exercise of outstanding stock options, and (d) 138,889 shares of common stock owned by a company wholly owned by a trust of which Mr. Sank is a trustee.  Mr. Sank disclaims beneficial ownership of the securities referenced in (b) and (d) above.

(6)	Includes 700 shares of common stock indirectly acquired through a corporation wholly-owned by Mr. Jacob, and 51,547 shares of common stock issuable upon the exercise of outstanding stock options.
(7)	Consists of common stock issuable upon the exercise of outstanding stock options.
(8)	Consists of common stock issuable upon the exercise of outstanding stock options.
(9)	Consists of common stock issuable upon the exercise of outstanding stock options.
(10)	Consists of common stock issuable upon the exercise of outstanding stock options.
(11)	Includes 954,233 shares of common stock issuable upon the exercise of warrants and/or options beneficially owned by the referenced persons.

PROPOSAL 1:
RE-ELECTION OF DIRECTORS

The number of directors comprising our Board is currently set at six and our Board is presently composed of six members, who are listed below, along with additional information about each of them.  Vacancies on our Board may be filled by persons elected by a majority of our remaining directors.  A director elected by our Board to fill a vacancy (including any vacancy created by an increase in the number of directors) shall serve until the next meeting of stockholders at which the election of directors is considered and until such director’s successor is elected and qualified or until such director’s earlier resignation or removal.

Each nominee is currently a director of the Company.  If re-elected at the Annual Meeting, each of the nominees below would serve until our 2015 Annual Meeting of Stockholders, and until his or her successor is elected and has qualified, or until such director’s earlier death, resignation or removal.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 1 is required for the re-election of each director nominee.

The Board unanimously recommends that you vote “FOR” all of the nominees listed above.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE

Directors and Executive Officers

The name and age of each of the six director nominees and of our executive officers, his or her position with us and the period during which such person has served as a director or officer of the Company are set forth below.

Name	Age	Position	Serving Since
Nadav Kidron	40	President, Chief Executive Officer and Director	2006
Miriam Kidron	73	Chief Medical and Technology Officer and Director	2006
Leonard Sank	49	Director	2007
Harold Jacob	60	Director	2008
Michael Berelowitz	69	Director and Chairman of the Scientific Advisory Board	2010/2011
Gerald Ostrov	64	Director	2012
Yifat Zommer	40	Chief Financial Officer, Treasurer and Secretary	2009
Joshua Hexter	43	Chief Operating Officer	2013

Dr. Miriam Kidron is Mr. Nadav Kidron’s mother. There are no other directors or officers of the Company who are related by blood or marriage.

Biographical Summaries of Nominees for the Board

The following is a brief account of the education and business experience during at least the past five years of each director nominee and of our executive officers who are not also directors, indicating the principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

Mr. Nadav Kidron was appointed President, Chief Executive Officer and director in March 2006. He is also a director of Entera Bio LTD (of which the Company owns 2.3% of the outstanding shares). In 2009, he was a fellow at the Merage Foundation for U.S.-Israel Trade Programs for executives in the life sciences field. From 2003 to 2006, he was the managing director of the Institute of Advanced Jewish Studies at Bar Ilan University. From 2001 to 2003, he was a legal intern at Wine, Mishaiker & Ernstoff Law Offices in Jerusalem, Israel. Mr. Kidron holds an LL.B. and an International MBA from Bar Ilan University, Israel, and is a member of the Israel Bar Association.

We believe that Mr. Kidron’s qualifications to serve on our Board include his familiarity with the Company as its founder, his experience in capital markets, as well as his knowledge and familiarity with corporate management.

Dr. Miriam Kidron was appointed Chief Medical and Technology Officer and director in March 2006. Dr. Kidron is a pharmacologist and a biochemist with a Ph.D. in biochemistry. From 1990 to 2007, Dr. Kidron was a senior researcher in the Diabetes Unit at Hadassah University Hospital in Jerusalem, Israel. During 2003 and 2004, Dr. Kidron served as a consultant to Emisphere Technologies Inc., a company that specializes in developing broad-based proprietary drug delivery platforms. Dr. Kidron was formerly a visiting professor at the Medical School at the University of Toronto (Canada), and is a member of the American, European and Israeli Diabetes Associations. Dr. Kidron is a recipient of the Bern Schlanger Award.

We believe that Dr. Kidron’s qualifications to serve on our Board include her expertise in the Company’s technology, as it is based on her research, as well as her experience and relevant education in the fields of pharmacology and diabetes.

Mr. Leonard Sank was appointed a director in October 2007. Mr. Sank is a South African entrepreneur and businessman, who is devoted to entrepreneurial endeavors and initiatives. He has over 20 years of experience playing important leadership roles in developing businesses. Since December 2011, Mr. Sank has served as a director in Eastvaal Motors Pty Ltd., a diversified retail motor business, and served as a director there in the past. Since 2010, Mr. Sank has served as a director in Bradbury Finance Pty Ltd. From 2000 to 2007, Mr. Sank served as a director in Vecto Finance Pty Ltd., a credit lending business. For the past fifteen years Mr. Sank has served as a director of Macsteel Service Centres SA Pty Ltd., South Africa’s largest private company.  He also serves on the boards of small businesses and local non-profit charity organizations in Cape Town, where he resides.

We believe that Mr. Sank’s qualifications to serve on our Board include his years of experience in development stage businesses, as well as his experience serving as a director of many entities.

Dr. Harold Jacob was appointed a director in July 2008. Since 1998, Dr. Jacob has served as the president of Medical Instrument Development Inc., a company which provides a range of support and consulting services to start-up and early stage companies as well as patenting its own proprietary medical devices. Since 2011, Dr. Jacob has also served as an attending physician at Hadassah University Medical Center, where he has served as the director of the gastrointestinal endoscopy unit since September 2013.  Dr. Jacob has advised a spectrum of companies in the past and he served as a consultant and then as the Director of Medical Affairs at Given Imaging Ltd., from 1997 to 2003, a company that developed the first swallowable wireless pill camera for inspection of the intestine. He has licensed patents to a number of companies including Kimberly-Clark Corporation. Since 2013, Dr. Jacob has served as the Chief Medical Officer and a director of NanoVibronix, Inc., a medical device company using surface acoustics to prevent catheter acquired infection as well as other applications, where he served as Chief Executive Officer from 2004 to 2013.  He practiced clinical gastroenterology in New York and served as Chief of Gastroenterology at St. John’s Episcopal Hospital and South Nassau Communities Hospital from 1986 to 1995, and was a Clinical Assistant Professor of Medicine at SUNY from 1983 to 1990. Dr. Jacob founded and served as Editor in Chief of Endoscopy Review and has authored numerous publications in the field of gastroenterology.

We believe that Dr. Jacob’s qualifications to serve on our Board include his years of experience in the biomed industry, his experience serving in management roles of various companies, as well as his knowledge and familiarity with gastroenterology.

Dr. Michael Berelowitz was appointed a director in June 2010 and Chairman of our Scientific Advisory Board in June 2011. Since 2011, Dr. Berelowtiz has been self-employed as a biopharmaceutical consultant. From 2009 to 2011, Dr. Berelowitz served as Senior Vice President and Head of Clinical Development and Medical Affairs in the Specialty Care Business Unit at Pfizer, Inc. From 1996 to 2009, he served in various other roles at Pfizer, Inc., beginning as a Medical Director in the Diabetes Clinical Research team and then assuming positions of increasing responsibility until being appointed to his present role. Prior to that, Dr. Berelowitz spent a number of years in academia. Dr. Berelowitz also serves on the board of directors of Recro Pharma Inc. Among his public activities, Dr. Berelowitz has served on the board of directors of the American Diabetes Association, the Clinical Initiatives Committee of the Endocrine Society, and has chaired the Task Force on Research of the New York State Council on Diabetes. He has also served on several editorial boards, including the Journal of Clinical Endocrinology and Metabolism and Endocrinology, Reviews in Endocrine and Metabolic Disorders and Clinical Diabetes. Dr. Berelowitz has authored and co-authored more than 100 peer-reviewed journal articles and book chapters in the areas of pituitary growth hormone regulation, diabetes and metabolic disorders. Dr. Berelowitz holds adjunct appointments as Professor of Medicine in the Divisions of Endocrinology and Metabolism at SUNY – Stony Brook and Mt. Sinai School of Medicine in New York.

We believe that Dr. Berelowitz’s qualifications to serve on our Board include his years of experience in management roles in the pharmaceuticals industry, as well as his vast skill and expertise in the fields of endocrinology and diabetes.

Mr. Gerald Ostrov was appointed a director in September 2012.  Mr. Ostrov currently serves on the board of directors of Orasure Technologies Inc., a NASDAQ listed company which develops, manufactures, markets and sells oral fluid diagnostic products and specimen collection devices, is a founder and a member of the board of directors of Adlens Beacon, a privately held company developing self-adjustable reading glasses, serves on the board of directors of the Robert Wood Johnson University Hospital Foundation and serves on the Johnson & Johnson Corporate Contributions Committee.  From 2008 to 2010, Mr. Ostrov served as Chairman and Chief Executive Officer of Bausch & Lomb Incorporated, where he helped to stabilize and restructure the business following its privatization.  From 1998 to 2006, Mr. Ostrov acted as Company Group Chairman for Johnson & Johnson’s Worldwide Vision Care businesses.  Mr. Ostrov began his career with Johnson & Johnson’s Health Care Division in 1976.  In 1982, he left Johnson & Johnson to become Vice President of Marketing for Ciba-Geigy’s Consumer Pharmaceuticals Company, where he was named President of Ciba Consumer Pharmaceuticals in 1985 and served in that capacity until rejoining Johnson & Johnson in 1991 as President of the corporation’s Personal Products Company.  Mr. Ostrov holds a Bachelor of Science degree with distinction in Industrial Engineering and Operations Research from Cornell University and holds an M.B.A. from Harvard University.

We believe that Mr. Ostrov’s qualifications to serve on our Board include his years of experience in management roles in the pharmaceuticals industry, as well as his experience serving as a director of many entities.

Ms. Yifat Zommer was appointed Chief Financial Officer, Treasurer and Secretary in April 2009. From 2007 to 2008, Ms. Zommer served as Chief Financial Officer of Witech Communications Ltd., a subsidiary of IIS Intelligence Information Systems Ltd., a company operating in the field of video transmission using wireless communications. From April 2006 to April 2007, Ms. Zommer acted as Chief Financial Officer for CTWARE Ltd., a telecommunication company. Prior to that she was an audit manager in Kesselman & Kesselman, a member of PricewaterhouseCoopers International Limited, where she served for five years. Ms. Zommer holds a Bachelor of Accounting and Economics degree from the Hebrew University, a Business Administration degree (MBA) from Tel-Aviv University and a Masters degree in Law (LL.M.) from Bar-Ilan University, Israel. Ms. Zommer is a certified public accountant in Israel.

Mr. Joshua Hexter was appointed Chief Operating Officer in April 2013.  From 2007 to 2013, Mr. Hexter was a Director or Executive Director in BioLineRx Ltd. (TASE: BLRX) (“BioLine”), a biopharmaceutical development company dedicated to identifying, in-licensing and developing innovative therapeutic candidates.  Prior to his employment with BioLine, Mr. Hexter was a member of the board of directors and CEO of Biosensor Systems Design, Inc., a company developing market-driven biosensors. Mr. Hexter holds a bachelor’s degree from the University of Wisconsin and a master’s degree in management from Boston University.

Board of Directors

There are no agreements with respect to the election of directors.  Each director is elected for a period of one year at our annual meeting of stockholders and serves until the next such meeting and until his or her successor is duly elected or until his or her earlier resignation or removal.  The Board may also appoint additional directors. A director so chosen or appointed will hold office until the next annual meeting of stockholders and until his or her successor is duly elected and qualified or until his or her earlier resignation or removal. The Board has determined that Michael Berelowitz, Harold Jacob, Gerald Ostrov and Leonard Sank, are independent as defined under the rules promulgated by NASDAQ. None of the independent directors has any relationship with us besides serving on our Board.

We have determined that each of the directors is qualified to serve as a director of the Company based on a review of the experience, qualifications, attributes and skills of each director.  In reaching this determination, we have considered a variety of criteria, including, among other things: character and integrity; ability to review critically, evaluate, question and discuss information provided, to exercise effective business judgment and to interact effectively with the other directors; and willingness and ability to commit the time necessary to perform the duties of a director.

Board Meeting Attendance

During Fiscal 2013, our Board held four meetings and took actions by written consent on eight occasions.  No incumbent director of the meeting attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board (during the period for which such director served as a director); and (2) the total number of meetings held by all committees of the Board on which such director served (during the period for which such director served on such committees). Board members are encouraged to attend our annual meetings of stockholders. We did not hold an annual meeting of stockholders in Fiscal 2013. At the annual meeting of stockholders held on July 24, 2012, three Board members were present.

Committees

Each of our Audit Committee and Compensation Committee operate under a written charter that is posted on the “Investors” section of our website, www.oramed.com.

Audit Committee and Audit Committee Financial Expert

The members of our Audit Committee are Leonard Sank, Harold Jacob and Gerald Ostrov.  Our Board has determined that Gerald Ostrov is an “audit committee financial expert” as set forth in Item 407(d)(5) of Regulation S-K and that all members of the Audit Committee are “independent” as defined by the current rules and regulations of the SEC and NASDAQ.  The primary responsibilities of our Audit Committee include:

•	Appointing, compensating and retaining our independent registered public accounting firm;

•	Overseeing the work performed by any outside accounting firm;

•
Assisting the Board in fulfilling its responsibilities by reviewing: (1) the financial reports provided by us to the SEC, our stockholders or to the general public, and (2) our internal financial and accounting controls; and

•	Recommending, establishing and monitoring procedures designed to improve the quality and reliability of the disclosure of our financial condition and results of operations.

Our Audit Committee met five times during Fiscal 2013.

Compensation Committee

The members of our Compensation Committee are Leonard Sank, Michael Berelowitz and Gerald Ostrov. The Board has determined that all of the members of the Compensation Committee are “independent” as defined by the current rules and regulations of the SEC and NASDAQ.  The primary responsibilities of our Compensation Committee include:

•	Reviewing, negotiating and approving, or recommending for approval by our Board of the salaries and incentive compensation of our executive officers;

•	Administering our equity based plans and making recommendations to our Board with respect to our incentive-compensation plans and equity-based plans; and

•	Periodically reviewing and making recommendations to our Board with respect to director compensation.

The Compensation Committee meets as often as it deems necessary, without the presence of any executive officer when approving compensation, except that the Company’s Chief Executive Officer, at the discretion of the Compensation Committee, may be present during the approval of, or deliberations with respect to, other executive officer compensation. The Compensation Committee may delegate any authority granted to it to one or more subcommittees of the Compensation Committee, in its sole discretion.  During fiscal 2013, the Compensation Committee received consulting services from Kesselman Finance PricewaterhouseCoopers Ltd. with regard to management compensation. The Company engaged the consultant solely to collect and analyze data regarding management compensation at other companies comparable to the Company.

Our Compensation Committee met four times and acted by written consent one time during Fiscal 2013.

Director Nominations

The Board has not established a nominating committee, nor does it have any charter governing the nomination process. The Board has not established a nominating committee or adopted a charter governing the nomination process because it believes that the Board, of which four of its six members are independent directors, with broad business experience, has the sufficient knowledge to fulfill the functions typically delegated to such committee.

All nominees to the Board are selected and recommended to the Board by a majority of independent directors of the Company. In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our independent directors will apply criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest and the ability to act in the interests of all stockholders.  No particular criteria will be a prerequisite or will be assigned a specific weight, nor do we have a diversity policy.  We believe that the backgrounds and qualifications of our directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities.

The Company has never received communications from stockholders nominating individuals for appointment to our Board. Therefore we do not yet have a policy with regard to the consideration of any director candidates recommended by stockholders.  In Fiscal 2013, we did not pay a fee to any third party to identify or evaluate, or assist in identifying or evaluating, potential nominees for our Board. All of the nominees for election at the Annual Meeting are current members of our Board.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct for our senior officers, directors and employees. Our Code of Ethics and Business Conduct is posted on the “Investors” section of our website, www.oramed.com. A printed copy of our Code of Ethics and Business Conduct is also available free of charge to any stockholder who requests a copy. We intend to disclose any amendment to or waiver of a provision of the Code of Business Conduct and Ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, by posting such information on our website and/or in our public filings with the SEC.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to us during Fiscal 2013, we believe that during Fiscal 2013, our executive officers, directors and all persons who own more than ten percent of a registered class of our equity securities complied with all Section 16(a) filing requirements, except as follows:

●           Regals, an owner of more than ten percent of our common stock, failed to timely file a Form 4 reporting the amendment to the terms of certain warrants to purchase common stock in November 2012.  Regals filed a Form 4 reporting these transactions on December 13, 2012.

●           Regals also failed to timely file a Form 4 reporting purchases of an aggregate of 550 shares of our common stock in June 2013.  Regals filed a Form 4 reporting these transactions on July 12, 2013.

Board Leadership Structure and Role in Risk Oversight

Mr. Nadav Kidron serves as our President, Chief Executive Officer and on our Board. None of our independent directors serves as the lead independent director. We believe that this leadership structure is appropriate to our Company given the current size and operations of the Company.

Our Board’s, including our Audit and Compensation Committees’, as appropriate, role in risk oversight includes risk analysis and assessment in connection with each financial and business review, update and decision-making proposal and is an integral part of all Board deliberations.  Each of our Board Committees is focused on specific risks within their areas of responsibility, but the Board believes that the overall enterprise risk management process is more properly overseen by all of the members of the Board. The Audit Committee is responsible for overseeing the management of financial and accounting risks. The Compensation Committee is responsible for overseeing the management of risks relating to executive compensation plans and arrangements. While each Committee is responsible for the evaluation and management of such risks, the entire Board is regularly informed through Committee reports.  The Board incorporates the insight provided by these reports into its overall risk management analysis.

The Board’s role in our risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and other members of senior management having responsibility for assessing and managing our risk exposure, and the Board providing oversight in connection with those efforts.

Stockholder Communications

Although we have not adopted a formal process for stockholder communications with our Board, we believe stockholders should have the ability to communicate directly with the Board so that their views can be heard by the Board or individual directors, as applicable, and that appropriate and timely responses are provided to stockholders. All communications regarding general matters should be directed to the Secretary of the Company at the address below and should prominently indicate on the outside of the envelope that it is intended for the complete Board or for any particular director(s).  If no designation is made, the communication will be forwarded to the entire Board.  Stockholder communications to the Board should be sent to:

Corporate Secretary
Oramed Pharmaceuticals Inc.
Hi-Tech Park 2/4 Givat Ram
PO Box 39098
Jerusalem 91390, Israel

Certain Relationships and Related Transactions

Except as otherwise indicated below, during fiscal years 2013 and 2012, we did not participate in any transaction, and we are not currently participating in any proposed transaction, or series of transactions, in which the amount involved exceeds the lesser of $120,000 or one percent of the average of our total assets at year-end for the last two completed fiscal years, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holders, or any member of the immediate family of the foregoing persons had, or will have, a direct or indirect material interest.

Our policy is to enter into transactions with related persons on terms that, on the whole, are no less favorable than those available from unaffiliated third parties. Based on our experience in the business sectors in which we operate and the terms of our transactions with unaffiliated third parties, we believe that all of the transactions described below met this policy standard at the time they occurred. All related person transactions are approved by our Board.

On February 17, 2006, we entered into an agreement (the “First Agreement”) with Hadasit Medical Research Services and Development Ltd. (“Hadasit”) to retain Hadasit to provide consulting and clinical trial services for a total consideration of $200,000, and to acquire the provisional patent related to our research and development of an orally ingestible insulin pill to be used for the treatment of individuals with diabetes. On January 7, 2009, we entered into a second agreement with Hadasit which replaced in its entirety the First Agreement and confirms that Hadasit has conveyed, transferred and assigned all of its ownership rights in the patents acquired under the First Agreement and certain other patents filed by us after the First Agreement as a result of the collaboration between us and Hadasit, and that Hadasit acknowledges and agrees that the 345,128 shares of our common stock that were issued to Hadasit on February 17, 2006 constitute the sole and complete compensation for said sale.  On July 8, 2009, we entered into a third agreement with Hadasit to retain consulting and clinical trial services from Hadasit for a total consideration of $400,000, with $200,000 of this amount having first been agreed to in the terms of the First Agreement. The clinical trials conducted by Hadasit are managed by Dr. Miriam Kidron, our Chief Medical and Technology Officer and one of our directors, through a research fund account at Hadasit in Dr. Kidron’s name. The fees paid by us to Hadasit are deposited into such Hadasit research account. Pursuant to the general policy of Hadasit with respect to its research funds, Dr. Kidron is entitled to receive a management fee in the amount of 10% of all the funds deposited into this research fund account, including the funds paid by us under the aforementioned agreements. Since March 2006, only the funds paid by us have been deposited in this account, of which, $10,214 has been paid to Dr. Kidron.  On September 11, 2011, we entered into a fourth agreement to facilitate clinical trials and provide other services. According to this agreement, Hadasit will be entitled to total consideration of $200,000 to be paid in accordance with the actual progress of the study, $50,000 of which was recognized or paid through August 31, 2013 Hadasit will deduct 16.7% of the payments that will be received from us as overhead. All other terms and conditions of this agreement are substantially similar to those of the previous Hadasit agreements.

On October 30, 2012, we entered into a Securities Purchase Agreement with D.N.A Biomedical Solutions Ltd. (“D.N.A”), according to which, we issued to D.N.A 199,172 shares of our common stock, valued at such time at approximately $628,630, in consideration for a warrant to purchase up to 21,637,611 ordinary shares of D.N.A at no additional cost.  In February 2013, we exercised the warrant.  As of June 9, 2013, we hold approximately     % of D.N.A’s outstanding ordinary shares.

Between August 2012 and November 2012, we conducted a private placement of an aggregate of 1,137,336 “units” at a purchase price of $4.44 per unit for total consideration of $5,049,710.  Each unit consisted of one share of our common stock and a five-year warrant to purchase 0.50 of a share of our common stock at an exercise price of $6.00 per share.  Regals participated in such private placement and, with respect to Regals’ participation in the August 2012 private placement, we undertook to file a registration statement to register their shares of our common stock and the shares of our common stock underlying their warrants, by December 27, 2012.  Since such registration statement was not timely filed, we were required to pay liquidated damages in the amount of 2,252 shares of our common stock, which were issued in May 2014.

On November 29, 2012, we entered into an agreement (the “Regals Agreement”) with Regals in connection with certain warrants held by Regals (the “Regals Warrants”), pursuant to which we amended such warrants to eliminate anti-dilution protection provided for in the Regals Warrants.  In addition, as to the warrants purchased by Regals in the 2012 private placement, the parties agreed that the exercise price would be reduced to $3.7656 per share, the then-current exercise price per share of warrants originally issued to Regals in January 2011. Also, on November 29, 2012, we issued a new warrant to Regals (the “New Warrant”), pursuant to which Regals has the right to purchase up to 137,311 shares of our common stock over a period of four years at an exercise price of $7.20 per share.

In connection with the New Warrant, Nadav Kidron, our President, Chief Executive Officer and a director, in his personal capacity as one of our shareholders, undertook and agreed that following the execution and delivery of the Regals Agreement, in the event that an adjustment pursuant to the anti-dilution protection of the Regals Warrants (had they not been amended by the Regals Agreement) would have been triggered and the number of shares of our common stock that Regals would have been able to purchase under the Regals Warrants would have increased by an aggregate number in excess of 137,311 common shares, then Regals shall have the right to purchase from Mr. Kidron such number of shares of our common stock owned by Mr. Kidron equal to such excess, up to a maximum of 112,690 shares of our common stock  at an exercise price of $3.7656 per share. The foregoing right shall survive until the termination of the Regals Warrants.

On February 5, 2013, we entered into a letter agreement with Regals pursuant to which we agreed that, for ten years from October 26, 2012, the Company would not grant stock options with an exercise price of less than $6.00 per share or grant options to officers, directors, employees or consultants exercisable into more than 125,000 shares of common stock of the Company, in the aggregate per calendar year, without the consent of the top three non-founding shareholders.

See “Compensation of Executive Officers and Directors—Director Compensation” below for information as to one of our directors and the Chairman of our Scientific Advisory Board, Michael Berelowitz.

REPORT OF THE AUDIT COMMITTEE

In the course of our oversight of the Company’s financial reporting process, we have: (1) reviewed and discussed with management the audited financial statements for Fiscal 2013; (2) discussed with the Independent Auditors the matters required to be discussed by the statement on Auditing Standards No. 61, Communication with Audit Committees, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T; (3) received the written disclosures and the letter from the Independent Auditors required by applicable requirements of the standards of the Public Company Accounting Oversight Board regarding the Independent Auditors’ communications with the Audit Committee concerning independence, and has discussed with the Independent Auditors the Independent Auditors’ independence; and (4) considered whether the provision of nonaudit services by the Independent Auditors is compatible with maintaining its independence and concluded that it is compatible at this time.

Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report for filing with the SEC.

By the Audit Committee of the Board of Directors of Oramed Pharmaceuticals Inc. Leonard Sank Harold Jacob Gerald Ostrov

PROPOSAL 2:
AMENDED AND RESTATED 2008 STOCK INCENTIVE PLAN

At the Annual Meeting, the Company’s stockholders will be asked to approve our Amended and Restated 2008 Stock Incentive Plan (the “Amended and Restated 2008 Plan”), which amends and restates the Company’s existing 2008 Stock Incentive Plan (the “2008 Plan”), as previously amended, in order to (1) increase the aggregate number of shares authorized for issuance under the 2008 Plan by 300,000 shares to 1,300,000 shares of common stock, (2) provide specific terms for the issuance of restricted stock and restricted stock units under the 2008 Plan and (3) permit awards to be based on performance-based criteria that will allow the Company to maximize its ability to pay deductible compensation for U.S. federal income tax purposes.  Currently, 1,000,000 shares of common stock are reserved for issuance pursuant to awards granted under the 2008 Plan. As of June 9, 2014, there were no longer any shares available for future grant under the 2008 Plan and options to acquire                     shares of common stock were outstanding under the 2008 Plan.

Our Board, the Compensation Committee and management believe that the effective use of stock-based long-term incentive compensation is vital to our ability to achieve strong performance in the future. The Amended and Restated 2008 Plan will maintain and enhance the key policies and practices adopted by our management and Board to align employee and stockholder interests. In addition, our future success depends, in large part, upon our ability to maintain a competitive position in attracting, retaining and motivating key personnel. We believe that the Amended and Restated 2008 Plan is essential to permit our management to continue to provide long-term, equity-based incentives to present and future key employees, consultants and directors.

On June 9, 2014, the closing market price per share of our common stock was $         , as reported by The NASDAQ Capital Market.

Material Features of the Amended and Restated 2008 Plan

The following description of certain material features of the Amended and Restated 2008 Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the Amended and Restated 2008 Plan that is attached hereto as Appendix A.

Shares Available.  The maximum number of shares authorized for issuance under the Amended and Restated 2008 Plan will be 1,300,000 shares of common stock, which is an increase of 300,000 shares from the number of shares currently authorized for issuance under the 2008 Plan. Other than in the case of options intended to qualify as incentive stock options (“ISOs”) for U.S. federal income tax purposes, the shares underlying any awards that are forfeited, canceled or expired (whether voluntarily or involuntarily) under the Amended and Restated 2008 Plan will be added back to the shares authorized for issuance under the Amended and Restated 2008 Plan. Shares that actually have been issued under the Amended and Restated 2008 Plan pursuant to an award will not be available for future issuance under the Amended and Restated 2008 Plan, except that if unvested shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their fair market value at the time of repurchase, such shares shall become available for future grant under the Amended and Restated 2008 Plan. To the extent not prohibited by the listing requirements of NASDAQ and applicable law, shares surrendered upon exercise or purchase of award (including pursuant to a net exercise) or to satisfy tax withholding obligations will be added back to the shares authorized for issuance under the Amended and Restated 2008 Plan, unless otherwise determined by the administrator.  In no event will ISOs be issued under the Amended and Restated 2008 Plan with respect to more than 1,300,000 shares, adjusted as described below.  In addition, pursuant to an agreement between us and Regals, we have agreed not to grant options below a certain exercise price or in excess of a certain amount per year. See “Certain Relationships and Related Transactions” above.

Types of Awards.  The Amended and Restated 2008 Plan permits the issuance of equity-based awards, including options (including stock options that qualify under Section 102 of the Israeli Tax Ordinance (New Version) 1961 (the “Tax Ordinance”), stock options that qualify under Section 3(i) of the Tax Ordinance and stock options that qualify as ISOs for U.S. federal income tax purposes), stock appreciation rights, restricted stock and restricted stock units.

Plan Administration.  The Amended and Restated 2008 Plan will be administered by the Board or the Compensation Committee of the Board. The administrator of the Amended and Restated 2008 Plan has the power and authority to: select the employees, directors and consultants to whom awards will be granted from time to time; to determine whether and to what extent awards are granted under the Amended and Restated 2008 Plan; to determine the number of shares or the amount of other consideration to be covered by each award granted hereunder, the exercise price or purchase price of each option or other award, the duration of each award and the times at which each award will become exercisable; to approve forms of award agreements for use under the Amended and Restated 2008 Plan; to approve the time or times when options or other awards vest, which may be based on performance criteria, and may include any vesting acceleration or waiver of forfeiture restrictions and any restriction or limitation regarding any award or shares related thereto, based in each case on such factors as the administrator, in its sole discretion, determines; subject to certain limitations, to amend the terms of any outstanding award granted under the Amended and Restated 2008 Plan; to construe and interpret the terms of the Amended and Restated 2008 Plan and awards, including without limitation, any notice of award or award agreement, granted pursuant to the Amended and Restated 2008 Plan; to grant awards to employees, directors, and consultants employed outside the United States on such terms and conditions different from those specified in the Amended and Restated 2008 Plan as may, in the judgment of the administrator, be necessary or desirable to further the purpose of the Amended and Restated 2008 Plan; to designate awards as ISOs or non-qualified stock options, or as 102 options (whether through a trustee or not) or 3(i) options subject to the limitations under the Israeli Tax Authorities or any other applicable law and to determine the type and route of Trustee 102 options; to determine the fair market value of the shares in accordance with the provisions of the Amended and Restated 2008 Plan; and to take all such other action and make all such other determinations and interpretations, not inconsistent with the terms of the Amended and Restated 2008 Plan, as the administrator deems appropriate. Except in the case of options, stock appreciation rights and performance-based compensation (as discussed further below), the Board may delegate to officers of the Company, as defined in Section 16 of the Securities Exchange Act of 1934, as amended, or Exchange Act, the authority to grant awards to consultants and employees, other than our directors or officers, provided that the Board may limit such authority from time to time.

Eligibility and Limitations on Grants.  All employees, directors and consultants of the Company or a subsidiary of the Company are eligible to participate in the Amended and Restated 2008 Plan subject to the discretion of the administrator. Approximately 20 employees and directors are currently eligible to participate in the Amended and Restated 2008 Plan. The number of consultants eligible to participate in the Amended and Restate 2008 Plan fluctuates from time to time. Awards other than ISOs may be granted to employees, directors and consultants. ISOs may be granted only to employees of the Company or a subsidiary of the Company. The maximum number of shares of common stock with respect to which options and stock appreciation rights, and restricted stock and restricted stock units to the extent such awards are performance-based, may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Performance-Based Compensation.  To ensure that certain awards of restricted stock or restricted stock units granted under the Amended and Restated 2008 Plan are fully deductible for U.S. federal income tax purposes in the case of a “covered employee” (as defined in the U.S. Internal Revenue Code (the “Code”)), the vesting of such awards may be contingent on the satisfaction of performance goals (“performance-based compensation”) in order to qualify the award for the performance-based compensation exception under Section 162(m) of the Code.  In the case of performance-based compensation (and with respect to the grant of all options and stock appreciation rights, which are also designed to satisfy the requirements of the performance-based exception), the Amended and Restated 2008 Plan administrator shall consist of a committee of “outside directors,” as defined in Section 162(m) of the Code.

The Amended and Restated 2008 Plan permits the Compensation Committee to condition vesting on the satisfaction of any one or more of the following performance criteria: (1) increase in share price, (2) earnings per share, (3) total stockholder return, (4) operating margin, (5) gross margin, (6) return on equity, (7) return on assets, (8) return on investment, (9) operating income, (10) net operating income, (11) pre-tax profit, (12) cash flow, (13) revenue, (14) expenses, (15) earnings before interest, taxes and depreciation, (16) economic value added, (17) market share, (18) satisfactory completion of clinical trials or scientific benchmarks, and (19) receipt of regulatory approvals.  These criteria may be applied to the Company or any subsidiary as a whole, or with respect to a division, operating unit or business segment of the Company or a subsidiary, or any combination of the foregoing. The Compensation Committee must select the particular performance criteria before 25% of the applicable performance period has elapsed (or within 90 days of the date of award), if earlier.  The Compensation Committee may make adjustments as necessary to the performance criteria to eliminate the effect on the stated performance goals of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Compensation Committee, changes in accounting standards and variances to planned annual incentive compensation expense.

Stock Options.  The administrator may award ISOs, non-qualified stock options, stock options that qualify under Section 102 or Section 3(i) of the Tax Ordinance. The exercise price of stock options awarded under the Amended and Restated 2008 Plan may not be less than the fair market value per share of the common stock on the date of the option grant. The administrator will determine at what times and under what conditions options may be exercised, subject to certain provisions in the case of options granted to Israeli grantees.

To qualify as ISOs, stock options must meet additional U.S. federal income tax requirements under the Code, including a $100,000 limit on the value of shares subject to ISOs that first become exercisable in any one calendar year, a term of 10 years and a shorter term and higher minimum exercise price in the case of certain large stockholders.

Stock options issued under the Amended and Restated 2008 Plan are designed to satisfy the performance-based exception under Section 162(m) of the Code.

Stock Appreciation Rights.  The administrator may award a stock appreciation right independently of a stock option. The administrator may award stock appreciation rights subject to such conditions and restrictions as the administrator may determine, provided that the exercise price may not be less than the fair market value of the common stock on the date of grant and no stock appreciation right may be exercisable more than 10 years after the date of grant.  The maximum number of shares of common stock with respect to which stock appreciation rights may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Stock appreciation rights issued under the Amended and Restated 2008 Plan are designed to satisfy the performance-based exception under Section 162(m) of the Code.

Restricted Stock and Restricted Stock Units.  The administrator may award shares of restricted stock or restricted stock units to grantees subject to such conditions and restrictions as the administrator may determine. Restricted stock units are similar to restricted stock except that no shares are actually awarded to the grantee on the grant date. No monetary payment, other than for applicable taxes, is due by the grantee in connection with the grant of restricted stock or issuance of shares in connection with a restricted stock unit, except that the grantee must pay the Company the par value of the restricted stock or the shares of common stock underlying the restricted stock unit. The maximum number of shares of common stock with respect to which restricted stock and restricted stock units may be granted to any grantee in any calendar year is 400,000 shares, subject to adjustment as discussed below.

Tax Withholding.  Grantees in the Amended and Restated 2008 Plan are responsible for the payment of any federal, state or local taxes that the Company is required by law to withhold, including, without limitation, obligations incident to the receipt of shares upon any option exercise or vesting of other awards.

Change of Control Provisions.  Unless otherwise set forth in the award agreement, in the event of a “change in control” as defined in the Amended and Restated 2008 Stock Plan, after the effective date of the Amended and Restated 2008 Stock Plan, the administrator may, in its sole discretion, provide for the (1) termination of an award upon the consummation of the change in control, but only if such award has vested and been paid out or the holder has been permitted to exercise the option in full for a period of not less than 30 days prior to the change in control, (2) acceleration of all or any portion of an award, (3) payment of an amount (in cash or, in the discretion of the administrator, in the form of consideration paid to shareholders of the Company in connection with such change in control) in exchange for the cancellation of an award, and/or (4) issuance of substitute awards that will substantially preserve the otherwise applicable terms of any affected awards previously granted hereunder in a manner complying with Treasury Regulation Section 1.409A-1(b)(5)(v)(D), Treasury Regulation Section 1.424-1, or any applicable successor provisions.

Capitalization Changes.  The total number of shares available for award under the Amended and Restated 2008 Plan, and the annual limit on the number of shares that may be awarded to any grantee in a calendar year, are subject to adjustment pursuant to the terms of the Amended and Restated 2008 Plan in the case of certain changes in the capital structure of the Company including, such as stock splits, reverse stock splits, stock dividends, combination or reclassifications of shares or similar transactions.

Term.  No awards may be granted under the Amended and Restated 2008 Plan after the 10-year anniversary of the date that the 2008 Plan was approved by the Board, or May 5, 2018.

Amendments.  The Board may amend, suspend, or terminate the Amended and Restated 2008 Plan at any time, subject to the approval of the Company’s stockholders to the extent such approval is required by applicable laws. Generally, under the NASDAQ rules, all material amendments to the Amended and Restated 2008 Plan will be subject to approval by our stockholders including: (1) any material increase in the number of shares to be issued under the Amended and Restated 2008 Plan; (2) any material increase in benefits to grantees under the Amended and Restated 2008 Plan including any material change to: (i) permit a repricing (or decrease in exercise price) of outstanding stock options, (ii) reduce the price at which shares of common stock or stock options may be offered, or (iii) extend the duration of the Amended and Restated 2008 Plan; (3) any material expansion of the class of grantees eligible to participate in the Amended and Restated 2008 Plan; and (4) any expansion in the types of awards provided under the Amended and Restated 2008 Plan. Otherwise, the Board may amend or discontinue the Amended and Restated 2008 Plan at any time, provided that no such amendment may adversely affect the rights under any outstanding award without the holder’s consent.

Effective Date of the Amended and Restated 2008 Plan.  On June     , 2014, the Board approved the Amended and Restated 2008 Plan, subject to stockholder approval. The Amended and Restated 2008 Plan will become effective on the date it is approved by the stockholders. If the Amended and Restated 2008 Plan is not approved by the stockholders, the 2008 Plan will continue in effect without the amendments to the 2008 Plan and awards may be granted thereunder in accordance with its terms.

New Plan Benefits

If the Amended and Restated 2008 Plan is approved, the number of options that will be received by or allocated to the Company’s employees, directors and consultants is not determinable at this time. For information regarding awards made to our Named Executive Officers under the existing 2008 Plan outstanding as of August 31, 2013, see “Compensation of Executive Officers and Directors — Outstanding Equity Awards at Fiscal Year-End.” For information regarding awards made to our directors under the existing 2008 Plan outstanding as of August 31, 2013, and for a description of our compensation program for non-employee directors, see “Compensation of Executive Officers and Directors — Director Compensation.”

U.S. Tax Aspects

The following is a summary of the principal U.S. federal income tax consequences of certain transactions under the Amended and Restated 2008 Plan. It does not describe all federal tax consequences under the Amended and Restated 2008 Plan nor does it describe state, local or foreign tax consequences.

Incentive Stock Options.  Incentive stock options are intended to qualify for treatment as such under Section 422 of the Code. An incentive stock option does not result in taxable income to the optionee or a deduction to us at the time it is granted or exercised, provided that no disposition is made by the optionee of the shares acquired pursuant to the option within two years after the date of grant of the option nor within one year after the date of issuance of shares to the optionee (referred to as the “ISO holding period”). However, the difference between the fair market value of the shares on the date of exercise and the option price will be an item of tax preference includible in “alternative minimum taxable income” of the optionee. Upon disposition of the shares after the expiration of the ISO holding period, the optionee will generally recognize long term capital gain or loss based on the difference between the disposition proceeds and the option price paid for the shares. If the shares are disposed of prior to the expiration of the ISO holding period (referred to as a “disqualifying disposition”), the optionee generally will recognize compensation income, and we will have a corresponding deduction, in the year of the disposition, equal to the excess of the fair market value of the shares on the date of exercise of the option (or the sale price of the shares sold, if less) over the option price. Any additional gain or loss realized on the disposition will be capital gain or loss.

Non-Qualified Stock Options.  Options that are not ISOs (designated as such at grant or options that would otherwise have qualified (but in fact fail to qualify) as ISOs, because the aggregate fair market value of shares with respect to which such options are first exercisable by an individual in any calendar year exceeds $100,000, for example) are considered to be “non-qualified” stock options.

A non-qualified stock option ordinarily will not result in income to the optionee or deduction to us at the time of grant. The optionee will recognize compensation income at the time of exercise of a non-qualified stock option in an amount equal to the excess of the then fair market value of the shares over the option price per share. Compensation income of optionees will be subject to withholding taxes (if the optionee is an employee), and a deduction will be allowable to us in an amount equal to the optionee’s compensation income.

An optionee’s initial basis in shares so acquired will be the amount paid on exercise of the non-qualified stock option plus the amount of any corresponding compensation income. Any gain or loss as a result of a subsequent disposition of the shares so acquired will be capital gain or loss (short-term or long-term, as applicable).

Stock Appreciation Rights. A recipient realizes no income upon the grant of a stock appreciation right, but upon its exercise recognizes ordinary compensation income in an amount equal to the cash or cash equivalent that he or she receives at that time. If the recipient receives our shares upon exercise of the stock appreciation right, he or she recognizes ordinary compensation income equal to the fair market value of the shares received (or, if the shares are subject to a substantial risk of forfeiture at the exercise date, at the date or dates on which the risk expires, unless he or she elects to be taxed currently), which is measured by the difference between the base amount set forth in the related agreement and the fair market value of our shares.  We are entitled to a tax deduction in the amount of ordinary compensation income recognized. When the stock is subsequently sold, the recipient generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the fair market value of the stock when acquired plus any amount paid).

Stock Grants.  With respect to stock grants under our Amended and Restated 2008 Plan that are made without any restrictions, the grantee must generally recognize compensation income equal to the excess of the fair market value of shares received over the amount paid (if any). We generally will be entitled to a deduction in an amount equal to the compensation income recognized by the grantee.

If a stock grant award is subject to restrictions, the grantee generally will not recognize income at the time of the award, but will instead recognize compensation income equal to the excess of the fair market value of the shares received over the amount paid (if any) when restrictions on transferability or that otherwise constitute a substantial risk of forfeiture lapse. A grantee may elect to be taxed at the time of the receipt of the shares, rather than upon the lapse of restrictions on transferability or substantial risk of forfeiture, but if the grantee subsequently forfeits such shares, the grantee would not be entitled to any tax deduction for the amount of previously recognized compensation income.  (He or she will be entitled to a capital loss for the amount paid, if any, for the shares.) The grantee must file a so-called Section 83(b) election with the Internal Revenue Service within 30 days of the receipt of the shares. We generally will be entitled to a deduction in an amount equal to the compensation income recognized by the grantee.

When the stock is subsequently sold, the recipient generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the amount paid plus any compensation income recognized).

Stock Units.  The grantee recognizes no income until the issuance of the shares at vesting. At that time, the grantee must generally recognize compensation income equal to the fair market value of the shares received less the amount paid (if any). We generally will be entitled to a deduction in an amount equal to the compensation income recognized by the grantee.

When the stock is subsequently sold, the grantee generally will recognize capital gain or loss (short-term or long-term, as applicable) equal to the difference between the amount realized upon the sale of the shares and his or her tax basis (generally the amount paid plus any compensation income recognized).

Limitation on the Company’s Deductions.  As a result of Section 162(m) of the Code, the Company’s deduction for certain awards under the Amended and Restated 2008 Plan may be limited to the extent that the Chief Executive Officer and the three other most highly compensated executive officers, but not including our principal financial officer receive compensation in excess of $1 million a year (other than performance-based compensation that otherwise meets the requirements of Section 162(m) of the Code). In the case of options and stock appreciation rights, the performance-based exception is satisfied if, in addition to other requirements, the plan under which the option or stock appreciation rights are granted is approved by stockholders, the grants are made by a committee of outside directors and the amount of compensation a person can receive is based solely on an increase in the value of the stock after grant.  Other forms of equity awards under the Amended and Restated 2008 Plan will be eligible for the performance-based exception, to the extent the stockholders approve the Amended and Restated 2008 Plan and the Compensation Committee satisfies the applicable requirements such as using performance goals included in the Amended and Restated 2008 Plan and taking certain actions on a timely basis.

Nevertheless, the deductibility of compensation is but one of the critical factors in the design and implementation of any compensation arrangement, and our Board and Compensation Committee reserve the right to pay non-deductible compensation when appropriate.

Israeli Tax Aspects

The following is a summary of the Israeli income tax consequences of certain transactions under the Amended and Restated 2008 Plan with regard to the granting of awards, including, stock options, restricted stock and restricted stock units (the "Stock Awards") to Israeli Stock Award holders. It is general and does not purport to be comprehensive.  Generally, the Amended and Restated 2008 Plan provides for the granting of Stock Awards to employees, directors and consultants under either Section 102 or Section 3(i) of the Tax Ordinance.  The Stock Awards granted under the Amended and Restated 2008 Plan to employees and office holders, who are not controlling shareholders (as defined in the Tax Ordinance) are subject to the "capital gains tax route" under Section 102 of the Tax Ordinance (the "Capital Gains Tax Route") and the Stock Awards granted to participants in the Amended and Restated 2008 Plan who do not qualify to receive Stock Awards under the Capital Gains Tax Route, including consultants, service providers and controlling shareholders, are subject to Section 3(i) of the Tax Ordinance.

Stock Awards.  The Capital Gains Tax Route generally provides, in connection with Stock Awards, for a reduced tax rate of 25% on gains realized upon the sale of its underlying shares, subject to the fulfillment of certain procedures and conditions including the deposit of such Stock Awards (or shares issued upon their exercise or shares in case that a restricted stock was granted) for a requisite period of time with a trustee approved by the Israeli Tax Authority (currently, 24 months from the date of grant). Notwithstanding the above, in any event where the exercise price of the underlying shares subject to the Stock Awards is less than the fair market value of the underlying shares at the time of grant of the Stock Awards (calculated as the average value of a company's shares on the 30 trading days preceding the date of grant), such amount will be deemed ordinary income of the Stock Award holder, taxed at the applicable marginal tax rate (up to 50% in 2014) together with health insurance and social security insurance payments, on the date of sale of the underlying shares and/or the date of the release of such underlying shares from trust. In the event the requirements of Section 102 of the Tax Ordinance for the allocation of Stock Awards according to the Capital Gains Tax Route are not met, the benefit attributed to the Stock Award holder as a result of the grant of such Stock Awards will be taxed as ordinary work income at applicable marginal income tax rates (together with health insurance and social security insurance payments). For as long as the restricted stock or the shares issued upon exercise of Stock Awards are registered in the name of the trustee, the voting rights with respect to such shares will remain with the trustee. Under the Capital Gains Tax Route, a company, or its Israeli subsidiary, as the case may be, is generally not entitled to recognize a deduction for Israeli tax purposes on the gain recognized by the Stock Award holder upon sale of the shares underlying the Stock Awards (except for such amount that will be deemed ordinary income of the Stock Award holder as explained above). The Israeli subsidiary of the Company will be required to withhold applicable tax (and social security and national health insurance charges, if applicable) at source on behalf of the Stock Award holder and may be required to pay social security and national health insurance charges.

Generally, with respect to a holder of a 3(i) Stock Award that is not registered for trade, the taxable event shall take place on the date of exercise of the Stock Award into shares, and the income will be classified as regular employment or work income subject to marginal tax rates (if the participant is an individual) or corporate tax rates (if the participant is a corporation).

Equity Compensation Plan Information

The following table sets forth additional information with respect to our equity compensation plans, including the 2008 Plan, as of August 31, 2013:

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weight-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	--	--	--
Equity compensation plans not approved by security holders	1,128,938	$4.34	142,842
Total	1,128,938	$4.34	142,842

In the table above, the number of securities to be issued upon exercise of outstanding options, warrants and rights pursuant to equity compensation plans not approved by security holders includes 848,824 shares of common stock issuable pursuant to options issued under the 2008 Plan, described above.

In addition, on August 14, 2007, we granted Dr. Miriam Kidron a warrant to purchase up to 280,114 shares of our common stock at an exercise price of $.012 per share; the warrant vested immediately and had an expiration date of December 31, 2012.  On August 8, 2012, our Board resolved to extend the term of Dr. Kidron’s warrant until August 6, 2014. On April 1, 2014, Dr. Kidron exercised the warrant with respect to 137,300 shares of our common stock and, as of June 9, 2014, the warrant remains exercisable with respect to 142,814 shares. The warrant is not governed by the 2008 Plan.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 2 is required to approve the Company’s Amended and Restated 2008 Stock Incentive Plan.

The Board unanimously recommends that you vote “FOR” the Amended and Restated 2008 Plan.

PROPOSAL 3:
AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION

At the Annual Meeting, the stockholders will be asked to approve an amendment to our Certificate of Incorporation to increase the number of authorized common stock from 16,666,667 shares to 30,000,000 (the “Certificate of Amendment”).

As of June 9, 2014, there are currently          shares of the Company’s common stock issued and outstanding,          shares of the Company’s common stock reserved for issuance upon the exercise of outstanding warrants,          shares of the Company’s common stock reserved for issuance upon the exercise of outstanding options and, assuming the approval of Proposal 2 above, 293,642 shares of the Company’s common stock reserved for issuance in connection with future awards under the Amended and Restated 2008 Plan.

Management continues to evaluate various financing alternatives for funding future research and development activities and general and administrative expenses through fund raising in the public or private equity markets. Although there is no assurance that we will be successful with those initiatives, the Board believes that it is in the best interest of the Company to allow management the flexibility to pursue an equity financing by increasing the number of shares of common stock authorized for issuance under the Company’s Certificate of Incorporation. An equity financing may be the best or only financing alternative available to the Company or there may not be sufficient time to seek stockholder approval of a specific equity financing transaction. The Company may not be able to carry out an equity financing with the available authorized shares without increasing the number of shares authorized under its certificate of incorporation.

The full text of the Certificate of Amendment is set forth in Exhibit B to this proxy statement. If this proposal is approved by the stockholders, the Board will have the authority, in its sole discretion and without further action by stockholders, to increase the authorized shares of common stock. The amendment will be effective upon its filing with the Secretary of State of the State of Delaware, the Company’s state of incorporation. The Board reserves the right, notwithstanding stockholder approval and without further action by the stockholders, to decide not to proceed with increasing the shares of authorized common stock, if it determines, in its sole discretion, that such actions are in the best interests of the Company and its stockholders.

If approved by the stockholders, the additional shares of common stock authorized would be available for issuance for any proper corporate purpose as determined by our Board without further approval by the stockholders, except as required by law, The NASDAQ Stock Market LLC or the rules of any other national securities exchange on which our shares of common stock are listed.

The existence of a substantial number of authorized and unissued shares of common stock could also impede an attempt to acquire control because our Board would have the ability to issue additional shares of common stock in response to any such attempt.  We are not aware at this time of any attempt to acquire control of the Company, and no decision has been made as to whether any or all newly authorized but unissued shares of stock would be issued in response to any attempt of that kind.

The additional shares of common stock to be authorized will have rights identical to the currently outstanding common stock. The proposed amendment will not affect the par value of the common stock, which will remain at $.012 per share. Under our Certificate of Incorporation, our stockholders do not have preemptive rights to subscribe to additional securities that may be issued by the Company; in other words, current stockholders do not have a prior right to purchase any new issue of our capital stock to maintain their proportionate ownership of common stock. Under Delaware law, stockholders will not have any dissenters’ or approval rights in connection with the proposed amendment. If we issue additional shares of common stock or other securities convertible into common stock in the future, it will dilute the voting rights of existing holders of common stock and will also dilute earnings per share and book value per share.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 3 is required to approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized common stock from 16,666,667 shares to 30,000,000 shares.

The Board unanimously recommends that you vote “FOR” the Certificate of Amendment.

PROPOSAL 4:
ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010), and related rules of the SEC, we are including a separate proposal subject to stockholder vote to approve, on a non-binding, advisory basis, the compensation of our Named Executive Officers listed in the Summary Compensation Table appearing elsewhere in this proxy statement pursuant to Item 402 of Regulation S-K.  To learn more about our executive compensation, see “Compensation of Executive Officers and Directors” elsewhere in this proxy statement.

The vote on this Proposal 4 is not intended to address any specific element of compensation; rather, the vote relates to the compensation of our Named Executive Officers, as described in this proxy statement in accordance with the compensation disclosure rules of the SEC.  To the extent there is any significant vote against our Named Executive Officer compensation as disclosed in this proxy statement, our Compensation Committee of our Board will evaluate whether any actions are necessary to address the concerns of stockholders.

Based on the above, we request that you indicate your support for our executive compensation, by voting in favor of the following resolution:

“RESOLVED, that the Company’s stockholders approve, on a non-binding, advisory basis, the compensation of the Company’s Named Executive Officers as described in this proxy statement, including the “Compensation of Executive Officers and Directors” section, the related compensation tables and other narrative compensation disclosures.”

The opportunity to vote on this Proposal 4 is required pursuant to Section 14A of the Exchange Act.  However, as an advisory vote, the vote on Proposal 4 is not binding upon us and serves only as a recommendation to our Board.  Nonetheless, our Compensation Committee, which is responsible for designing and administering our executive compensation program, and the Board value the opinions expressed by stockholders, and will consider the outcome of the vote when making future compensation decisions for our Named Executive Officers.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 4 is required for the approval thereof.

The Board unanimously recommends that you vote “FOR” the approval of the compensation of our Named Executive Officers, as disclosed in this proxy statement.

PROPOSAL 5:
ADVISORY VOTE ON THE FREQUENCY OF THE ADVISORY VOTE ON COMPENSATION OF OUR
NAMED EXECUTIVE OFFICERS

In accordance with the requirements of Section 14A of the Exchange Act and related rules of the SEC, we are including a separate proposal subject to stockholder vote to recommend, on a non-binding, advisory basis, whether a non-binding, advisory stockholder vote to approve the compensation of our Named Executive Officers (that is, a vote similar to the non-binding, advisory vote in Proposal 4 above) should occur every one, two or three years.

By voting with respect to this Proposal 5, stockholders may indicate whether they would prefer that we conduct future advisory votes on our Named Executive Officer compensation once every one, two, or three years.  Stockholders also may, if they so wish, abstain from casting a vote on this Proposal 5.

The Board has considered the frequency of the advisory vote on the compensation of our Named Executive Officers that it should recommend.  After considering the benefits and consequences of each alternative for the frequency of submitting the advisory vote on the compensation of our Named Executive Officers to stockholders, the Board recommends submitting the advisory vote on the compensation of our Named Executive Officers to our stockholders every 2 years.

In determining to recommend that stockholders vote for a frequency of once every 2 years, the Board considered how an advisory vote at this frequency will provide our stockholders with sufficient time to evaluate the effectiveness of our overall compensation philosophy, policies and practices in the context of our long-term business results for the corresponding period, while avoiding over-emphasis on short term variations in compensation and business results.  An advisory vote occurring once every 2 years will also permit our stockholders to observe and evaluate the impact of any changes to our executive compensation policies and practices which have occurred since the last advisory vote on executive compensation, including changes made in response to the outcome of a prior advisory vote on executive compensation.  We will continue to engage with our stockholders regarding our executive compensation program during the period between advisory votes on executive compensation.

For the above reasons, the Board recommends that you vote to hold a non-binding, advisory vote on the compensation of our Named Executive Officers every 2 years.  Your vote, however, is not to approve or disapprove the Board’s recommendation.

When voting on this Proposal 5, you have four choices: you may elect that we hold an advisory vote on the compensation of our Named Executive Officers every year, every 2 years or every 3 years, or you may abstain from voting.  If you properly complete your proxy and fail to indicate your preference or abstention, your shares will be voted to select every 2 years as the frequency with which our stockholders are recommending for us to hold a non-binding, advisory vote on the compensation of our Named Executive Officers.

The choice of frequency that receives the highest number of votes will be considered as the frequency that our stockholders are recommending for us to hold a non-binding, advisory vote on the compensation of our Named Executive Officers.  The Board will consider the outcome of the vote when making future decisions on executive compensation.  However, as an advisory vote, the vote on this Proposal 5 is not binding upon us, and the Board may decide that it is in the best interests of our stockholders and the Company to hold an advisory vote on executive compensation more or less frequently than the alternative approved by our stockholders.  Our Board has not yet determined the frequency with which we will hold the stockholder advisory vote on Named Executive Officer compensation required by Section 14A of the Exchange Act or when the next such stockholder advisory vote on Named Executive Officer compensation will occur.

Vote Required

The choice of frequency that receives the highest number of votes will be considered as the frequency that our stockholders are recommending for us to hold a non-binding, advisory vote on the compensation of our Named Executive Officers.

The Board unanimously recommends a vote to hold an advisory vote on the compensation of our Named Executive Officers every “2 YEARS.”

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Summary Compensation Table

The following table sets forth the compensation earned during the fiscal years ended August 31, 2012 and 2013 by our President and Chief Executive Officer, our Chief Medical and Technology Officer and our Chief Financial Officer, Treasurer and Secretary, and our Chief Operating Officer and Vice President of Business Development (the “Named Executive Officers”):

Name and Principal Position	Year (1)	Salary ($) (2)	Bonus ($) (2)(3)	Option Awards ($) (4)	All Other Compensation ($) (2)(5)	Total ($)
Nadav Kidron President and CEO (4)	2013	199,670	60,000	104,253	11,992	375,915
	2012	159,136	-	88,927	17,989	266,052
Miriam Kidron Chief Medical and Technology Officer (5)(6)	2013	168,410	20,000	104,253	12,076	304,739
	2012	159,136	-	88,927	13,200	261,263
Yifat Zommer CFO, Treasurer and Secretary	2013	83,387	15,000	93,355	29,086	220,828
	2012	58,686	-	32,915	29,719	121,320
Joshua Hexter COO and VP Business Development(8)	2013	48,426	-	109,061	10,019	167,506
_______________

(1)	The information is provided for each fiscal year, which begins on September 1 and ends on August 31.
(2)	Amounts paid for Salary, Bonus and All Other Compensation were originally denominated in NIS and were translated into U.S. Dollars at the then current exchange rate for each payment.
(3)	Bonuses were granted at the discretion of the Compensation Committee.
(4)
The amounts reflect the grant date fair value, as calculated pursuant to FASB ASC Topic 718, of these option awards. The assumptions used to determine the fair value of the option awards for fiscal years ended August 31, 2013 and 2012 are set forth in Note 10 to our audited consolidated financial statements included in the Annual Report. Our Named Executive Officers will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.

(5)	See “All Other Compensation Table” below.
(6)	Mr. Kidron receives compensation from Oramed Ltd. through KNRY, Ltd., an Israeli entity owned by Mr. Kidron (“KNRY”). See “—Employment and Consulting Agreements” below.
(7)
Dr. Kidron receives compensation from Oramed Ltd. through KNRY. See “—Employment and Consulting Agreements” below. See “Item 13.  Certain Relationships and Related Transactions, and Director Independence” for a description of management fees received by Dr. Kidron from Hadasit.

(8)	Mr. Hexter joined the Company in April 2013 and his base salary for Fiscal 2013 was $128,000.

The “All Other Compensation” amounts in the Summary Compensation Table above consist of the following:

Name	Year	Automobile- Related Expenses ($)	Manager’s Insurance* ($)	Education Fund* ($)	Total ($)
Nadav Kidron	2013	11,992	--	--	11,992
	2012	17,989	--	--	17,989
Miriam Kidron	2013	12,076	--	--	12,076
	2012	13,200	--	--	13,200
Yifat Zommer	2013	10,507	12,416	6,163	29,086
	2012	12,976	11,024	5,719	29,719
Joshua Hexter	2013	3,536	3,998	2,485	10,019

*
Manager’s insurance and education funds are customary benefits provided to employees based in Israel. Manager’s insurance is a combination of severance savings (in accordance with Israeli law), defined contribution tax-qualified pension savings and disability insurance premiums. An education fund is a savings fund of pre-tax contributions to be used after a specified period of time for educational or other permitted purposes.

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers as of August 31, 2013.

Option Awards

Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date
Nadav Kidron	72,000	(1)	-		6.48	05/07/18
	72,000	(3)	-		5.88	04/20/20
	60,000	(4)	12,000	(4)	4.08	08/08/22
Miriam Kidron	72,000	(1)	-		6.48	05/07/18
	72,000	(3)	-		5.88	04/20/20
	60,000	(4)	12,000	(4)	4.08	08/08/22
Yifat Zommer	33,334	(2)	-		5.64	10/19/19
	22,750	(5)	28,000	(5)	4.08	08/08/22
Joshua Hexter	12,600	(6)	88,200	(6)	7.88	03/14/23
_____________

(1)
On May 7, 2008, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $6.48 per share; 12,000 of such options vested immediately on the date of grant and the remainder vested in twenty equal monthly installments, commencing on June 30, 2008. The options have an expiration date of May 7, 2018.

(2)
On June 3, 2009, 33,334 options were granted to Yifat Zommer under the 2008 Plan at an exercise price of $5.64 per share; the options vest in three equal annual installments, commencing October 19, 2010, and expire on October 19, 2019.

(3)
On April 21, 2010, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $5.88 per share; 9,000 of such options vested immediately on the date of grant and the remainder vested in twenty-one equal monthly installments, commencing on May 31, 2010. The options have an expiration date of April 20, 2020.

(4)
On August 8, 2012, 72,000 options were granted to each of Nadav Kidron and Miriam Kidron under the 2008 Plan at an exercise price of $4.08 per share; 21,000 of such options vested immediately on the date of grant and the remainder vests in seventeen equal monthly installments, commencing on August 31, 2012. The options have an expiration date of August 8, 2022.

(5)
On August 8, 2012, 50,750 options were granted to Yifat Zommer under the 2008 Plan at an exercise price of $4.08 per share; the options vest in twenty-nine equal monthly installments, commencing on August 31, 2012, and expire on August 8, 2022.

(6)
On April 14, 2013, 100,800 options were granted to Joshua Hexter under the 2008 Plan at an exercise price of $7.88 per share; the options vest in 35 consecutive equal installments during a three-year period commencing on May 31, 2013, and two installments of 1,400 each, that will vest on April 30, 2013 and April 14, 2016, and expire on April 14, 2023.

Other

On August 14, 2007, we granted Dr. Miriam Kidron a warrant to purchase up to 280,114 shares of our common stock at an exercise price of $.012 per share; the warrant vested immediately and had an expiration date of December 31, 2012.  On August 8, 2012, our Board resolved to extend the term of Dr. Kidron’s warrant until August 6, 2014. On April 1, 2014, Dr. Kidron exercised the warrant with respect to 137,300 shares of our common stock and, as of June 9, 2014, the warrant remains exercisable with respect to 142,814 shares.

Employment and Consulting Agreements

On July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY, whereby Mr. Nadav Kidron, through KNRY, provides services as President and Chief Executive Officer of both the Company and Oramed Ltd. (the “Nadav Kidron Consulting Agreement”). Additionally, on July 1, 2008, Oramed Ltd. entered into a consulting agreement with KNRY whereby Dr. Miriam Kidron, through KNRY, provides services as Chief Medical and Technology Officer of both the Company and Oramed Ltd. (the “Miriam Kidron Consulting Agreement,” and together with the Nadav Kidron Consulting Agreement, the “Consulting Agreements”).

The Consulting Agreements are both terminable by either party upon 60 days prior written notice. The Consulting Agreements provide that KNRY (1) will be paid, under each of the Consulting Agreements, in a gross amount of NIS 50,400 per month and (2) will be reimbursed for reasonable expenses incurred in connection with performance of the Consulting Agreements. Pursuant to the Consulting Agreements, KNRY, Nadav Kidron and Miriam Kidron each agree that during the term of the Consulting Agreements and for a 12 month period thereafter, none of them will compete with Oramed Ltd. nor solicit employees of Oramed Ltd.

On July 17, 2013, the Consulting Agreements were amended, such that the monthly consulting fee was increased to NIS 75,000 and NIS 60,000 for the services of Nadav Kidron and Miriam Kidron, respectively, effective July 1, 2013.

We, through Oramed Ltd., have entered into an employment agreement with Yifat Zommer as of April 19, 2009, pursuant to which Ms. Zommer was appointed as Chief Financial Officer, Treasurer and Secretary of the Company and Oramed Ltd.  In accordance with the employment agreement, as amended, Ms. Zommer’s current gross monthly salary is NIS 31,460.

We, through Oramed Ltd., have entered into an employment agreement with Joshua Hexter as of April 14, 2013, pursuant to which Mr. Hexter was appointed as Chief Operating Officer and VP Business Development of the Company and Oramed Ltd.  In accordance with the employment agreement, Mr. Hexter’s current gross monthly salary is NIS 38,500.

We have entered into indemnification agreements with our directors and officers pursuant to which we agreed to indemnify each director and officer for any liability he or she may incur by reason of the fact that he or she serves as our director or officer, to the maximum extent permitted by law.

Director Compensation

Our directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our Board. Each independent director is entitled to receive as remuneration for his or her service as a member of the Board a sum equal to $10,000 per annum, to be paid quarterly and shortly after the close of each quarter.  Our executive officers did not receive additional compensation for service as directors.  The Board may award special remuneration to any director undertaking any special services on behalf of us other than services ordinarily required of a director.

Michael Berelowitz serves as the Chairman of our Scientific Advisory Board. In this role, Dr. Berelowitz is actively involved in our scientific decisions, clinical strategy, and partnership negotiations. Prior to December 1, 2013, Dr. Berelowitz was paid a fee of $300 per hour, up to $1,500 per day, as compensation for serving in this position. Beginning December 1, 2013, Dr. Berelowitz is paid $40,000 on an annual basis, or $3,333 to be paid monthly.

Other than as indicated in this proxy statement, no director received and/or accrued any compensation for his or her services as a director, including committee participation and/or special assignments, during the year ended August 31, 2013.

Name of Director	Fees Earned or Paid in Cash ($)	Option Awards (2)(3) ($)	All Other Compensation ($)	Total ($)
Nadav Kidron (1)	-	-	-	-
Miriam Kidron (1)	-	-	-	-
Leonard Sank	10,000	11,106	-	21,106
Harold Jacob	10,000	11,106	-	21,106
Michael Berelowitz	10,000	32,528	4,500	47,028
Gerald Ostrov (4)	9,361	-	-	-

_______________

(1)	Please refer to the summary compensation table for executive compensation with respect to the named individual.
(2)
The amounts reflect the grant date fair value, as calculated pursuant to FASB ASC Topic 718, of these option awards. The assumptions used to determine the fair value of the option awards for Fiscal 2013 are set forth in Note 10 to our audited consolidated financial statements included in the Annual Report. Our directors will not realize the value of these awards in cash unless and until these awards are exercised and the underlying shares subsequently sold.

(3)	As of August 31, 2013, our non-employee directors held options to purchase shares of our common stock as follows:

Name of Director	Aggregate Number of Shares Underlying Stock Options
Leonard Sank	45,000
Harold Jacob	45,000
Michael Berelowitz	28,334
Gerald Ostrov	20,000

(4)	Mr. Ostrov was appointed as a director on September 24, 2012.

PROPOSAL 6:
RATIFICATION OF AUDITORS

At the Annual Meeting, the stockholders will be asked to ratify the reappointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the 2014 fiscal year. The Independent Auditors serve as the auditor of our controlled subsidiary as well.  The Independent Auditors have no other relationship with us or with any of our affiliates, except as auditors and tax consultants. A representative of the Independent Auditors will not be present at the Annual Meeting.

The aggregate fess billed by the Independent Auditors for services rendered to us during the fiscal years ended August 31, 2013 and 2012 were:

Summary:	2013	2012
Audit fees(1)	$100,000	$102,240
Audit-related fees	-	-
Tax fees(2)	$10,000	$10,000
All other fees	-	-
Total fees	$110,000	$112,240

(1)
Amount represents fees paid for professional services for the audit of our consolidated annual financial statements and review of our interim condensed consolidated financial statements included in quarterly reports and services that are normally provided by our independent registered public accounting firm in connection with statutory and regulatory filings or engagements.

(2)	Amount represents fees paid for consulting services to assist us with our implementation of FASB ASC Topic 740-10 (formerly FIN 48), “Income Taxes,” relating to uncertain tax positions.

The Board established our Audit Committee on September 28, 2012.

SEC rules require that before the independent auditors are engaged by us to render any auditing or permitted non-audit related service, the engagement be: (1) pre-approved by our Audit Committee; or (2) entered into pursuant to pre-approval policies and procedures established by the Audit Committee, provided the policies and procedures are detailed as to the particular service, the Audit Committee is informed of each service, and such policies and procedures do not include delegation of the Audit Committee’s responsibilities to management.

The Audit Committee pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Audit Committee before the services were rendered.

Vote Required

The affirmative vote of the holders of a majority of shares of common stock present, in person or by proxy, and entitled to vote on Proposal 6 is required for the ratification of the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as our independent registered public accounting firm for the 2014 fiscal year.

The Board unanimously recommends that you vote “FOR” re-appointment of the Independent Auditors.

OTHER BUSINESS

We do not know of any matters that are to be presented for action at the Annual Meeting other than those set forth in the accompanying Notice of Annual Meeting of Stockholders.  If any other business is properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will vote the shares represented by proxies in accordance with their best judgment on such matters.

DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS FOR THE NEXT ANNUAL MEETING

Proposals of stockholders intended to be included in the Company’s proxy statement and form of proxy for use in connection with the Company’s 2015 Annual Meeting of Stockholders must be received by the Company’s Secretary at the Company’s principal executive offices at Hi-Tech Park 2/4 Givat Ram, PO Box 39098, Jerusalem, 91390, Israel, no later than February 4, 2015, and must otherwise satisfy the procedures prescribed by Rule 14a-8 under the Exchange Act.  It is suggested that any such proposals be submitted by certified mail, return receipt requested.

Pursuant to Rule 14a-4 under the Exchange Act, stockholder proxies obtained by our Board in connection with our 2015 Annual Meeting of Stockholders will confer on the named proxies discretionary authority to vote on any matters presented at such annual meeting which were not included in the Company’s proxy statement in connection with such annual meeting, unless notice of the matter to be presented at such annual meeting is provided to the Company’s Secretary before April 20, 2015.

HOUSEHOLDING OF ANNUAL MEETING MATERIALS

Some brokers, banks and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports.  This means that only one copy of our proxy statement or Annual Report may have been sent to multiple stockholders in your household.  We will promptly deliver a separate copy of either document to you if you call or write us at the address shown on the first page of this proxy statement.  If you want to receive separate copies of the annual report and any proxy statement in the future or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank, or other nominee record holders, or you may contact us at the address shown on the first page of this proxy statement or by phone at + 972-2-566-0001.

By Order of the Board of Directors, _____________________________ Nadav Kidron President, Chief Executive Officer and Director

Jerusalem, Israel
June     , 2014

Appendix A

Amended and Restated 2008 Stock Incentive Plan

ORAMED PHARMACEUTICALS INC.

AMENDED AND RESTATED
2008 STOCK INCENTIVE PLAN

1.             Purposes of the Plan.  The purposes of this Plan are to attract and retain the best available personnel, to provide additional incentives to Employees, Directors, and Consultants and to promote the success of the Company’s business.

2.             Definitions. The following definitions shall apply as used herein and in the individual Award Agreements except as defined otherwise in an individual Award Agreement. In the event a term is separately defined in an individual Award Agreement, such definition shall supersede the definition contained in this Section 2.

(a)           “3(i) Option” means an Award (other than Restricted Stock) granted under Section 3(i).

(b)           “102 Option” means an Award (other than a SAR, a RSU, or any other Award settled in cash) granted under Section 102.

(c)           “Administrator” means the Board or any of the Committees appointed to administer the Plan.

(d)           “Affiliate” and “Associate” shall have the respective meanings ascribed to such terms in Rule 12b-2 promulgated under the Exchange Act.

(e)           “Applicable Laws” means the legal requirements relating to the Plan and the Awards under applicable provisions of U.S. federal securities laws, state corporate and securities laws, the Code, U.S. state and local tax laws, the rules of any applicable stock exchange or national market system, applicable laws of Israel, and the rules of any non-U.S. jurisdiction applicable to Awards granted to residents therein.

(f)           “Award” means the grant of an Option, SAR, Restricted Stock, Restricted Stock Unit, or other right or benefit under the Plan.

(g)           “Award Agreement” means the written agreement evidencing the grant of an Award executed by the Company and the Grantee, including any amendments thereto.

(h)           “Board” means the Board of Directors of the Company.

(i)           “Cause” means, with respect to the termination by the Company or a Related Entity of the Grantee’s Continuous Service, that such termination is for “Cause” as such term (or word of like import) is expressly defined in a then-effective written agreement between the Grantee and the Company or such Related Entity or, in the absence of such then effective written agreement and definition, in the determination of the Administrator, the Grantee’s: (i) conviction of any felony involving moral turpitude or affecting the Company; (ii) any refusal to carry out a reasonable directive of the chief executive officer, the Board, or the Grantee’s direct supervisor that involves the business of the Company or a Related Entity and was capable of being lawfully performed; (iii) embezzlement of funds of the Company or a Related Entity; (iv) any breach of the Grantee’s fiduciary duties or duties of care of the Company, including without limitation disclosure of confidential information of the Company; and (v) any conduct (other than conduct in good faith) reasonably determined by the Board to be materially detrimental to the Company.

(j)           “Change in Control” means the sale or disposition, in one or a series of related transactions, of all or substantially all of the assets, or stock, or over fifty percent (50%) of the voting stock to any “person” or “group” (as such terms are defined in Sections 13(d)(3) and 14(d)(2) of the Exchange Act), or any person or group is or becomes the “beneficial owner” (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of more than fifty percent (50%) of the total voting power of the voting stock of the Company, including by way of merger, consolidation or otherwise.

(k)           “Code” means the Internal Revenue Code of 1986, as amended.

(l)           “Committee” means any committee composed of members of the Board appointed by the Board to administer the Plan.

(m)          “Common Stock” means the common stock of the Company.

(n)           “Company” means Oramed Pharmaceuticals Inc., a Delaware corporation, or any successor entity that adopts the Plan in connection with a merger, consolidation, or similar transaction.

(o)          “Consultant” means any person (other than an Employee or a Director, solely with respect to rendering services in such person’s capacity as a Director) who is engaged by the Company or any Related Entity to render consulting or advisory services to the Company or such Related Entity.

(p)          “Continuing Directors” means members of the Board who either (i) have been Board members continuously for a period of at least twelve (12) months or (ii) have been Board members for less than twelve (12) months and were elected or nominated for election as Board members by at least a majority of the Board members described in clause (i) who were still in office at the time such election or nomination was approved by the Board.

(q)          “Continuous Service” means that the provision of services to the Company or a Related Entity in any capacity of Employee, Director, or Consultant is not interrupted or terminated. In jurisdictions requiring notice in advance of an effective termination as an Employee, Director, or Consultant, Continuous Service shall be deemed terminated upon the actual cessation of providing services to the Company or a Related Entity notwithstanding any required notice period that must be fulfilled before a termination as an Employee, Director, or Consultant can be effective under Applicable Laws, unless otherwise affirmatively required under Applicable Laws. A Grantee’s Continuous Service shall be deemed to have terminated either upon an actual termination of Continuous Service or upon the entity for which the Grantee provides services ceasing to be a Related Entity. Continuous Service shall not be considered interrupted in the case of (i) any approved leave of absence, (ii) transfers among the Company, any Related Entity, or any successor, in any capacity of Employee, Director, or Consultant, or (iii) any change in status as long as the individual remains in the service of the Company or a Related Entity in any capacity of Employee, Director, or Consultant (except as otherwise provided in the Award Agreement). An approved leave of absence shall include sick leave, military leave, or any other authorized personal leave. For purposes of each Incentive Stock Option granted under the Plan, if such leave exceeds three (3) months, and reemployment upon expiration of such leave is not guaranteed by statute or contract, then the Incentive Stock Option shall be treated as a Non-qualified Stock Option on the day three (3) months and one (1) day following the expiration of such three (3) month period.

(r)           “Director” means a member of the Board or the board of directors of any Related Entity.

(s)           “Disability” means as defined under the long-term disability policy of the Company or the Related Entity to which the Grantee provides services regardless of whether the Grantee is covered by such policy. If the Company or the Related Entity to which the Grantee provides service does not have a long-term disability plan in place, “Disability” means that a Grantee is unable to carry out the responsibilities and functions of the position held by the Grantee by reason of any medically determinable physical or mental impairment for a period of not less than ninety (90) consecutive days. A Grantee will not be considered to have incurred a Disability unless he or she furnishes proof of such impairment sufficient to satisfy the Administrator in its discretion.

(t)           “Employee” means any person, including an Officer or Director, who is in the employ of the Company or any Related Entity, subject to the control and direction of the Company or any Related Entity as to both the work to be performed and the manner and method of performance. The payment of a director’s fee by the Company or a Related Entity shall not be sufficient to constitute “employment” by the Company.

(u)          “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.

(v)          “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)            If the Common Stock is listed on one or more established stock exchanges or a national market system, including without limitation the New York Stock Exchange, NYSE MKT and Nasdaq Stock Market, the Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on the principal exchange or system on which the Common Stock is listed (as determined by the Administrator) on the date of determination (or, if no closing sales price or closing bid was reported on that date, as applicable, on the last trading date such closing sales price or closing bid was reported), as reported in the Wall Street Journal or such other source as the Administrator deems reliable;

(ii)           If the Common Stock is regularly quoted on an automated quotation system (including the OTC Bulletin Board) or by a recognized securities dealer, its Fair Market Value shall be the closing sales price for such stock as quoted on such system or by such securities dealer on the date of determination, but if selling prices are not reported, the Fair Market Value of a share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no such prices were reported on that date, on the last date such prices were reported), as reported in the Wall Street Journal or such other source as the Administrator deems reliable; or

(iii)          In the absence of an established market for the Common Stock of the type described in (i) and (ii), above, the Fair Market Value thereof shall be determined by the Administrator in good faith.

(w)          “Grantee” means an Employee, Director, or Consultant who receives an Award under the Plan.

(x)           “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(y)           “Israeli Employee” means Employees, office holders of the Company or a Related Company (“Nosei Misra” — as such term is defined in the Israeli Companies Law 1999), and Directors (excluding those who are considered a “Controlling Shareholder” pursuant to Section 32(9) of the Tax Ordinance or otherwise excluded by the Tax Ordinance).

(z)           “Israeli Grantee” means Grantees who are residents of the State of Israel or those who are deemed to be residents of the State of Israel for the payment of tax (whether such grantee is entitled to the tax benefits under Section 102 or not).

(aa)         “ITA” means Israeli Tax Authorities.

(bb)        “Non-Employee” means Consultants or any other person who is not an Israeli Employee.

(cc)         “Non-qualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.

(dd)        “Non-Trustee 102 Option” shall mean a 102 Option granted pursuant to Section 102(c) of the Tax Ordinance and not held in trust by the Trustee.

(ee)         “Officer” means a person who is an officer of the Company or a Related Entity within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(ff)          “Option” means an option to purchase Shares pursuant to an Award Agreement granted under the Plan.

(gg)        “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(hh)        “Performance-Based Compensation” means compensation qualifying as “performance-based compensation” under Section 162(m) of the Code.

(ii)           “Plan” means this 2008 Stock Incentive Plan, as amended and in effect from time to time.

(jj)           “Related Entity” means any Parent or Subsidiary of the Company. With respect to Israeli Grantees of 102 Options, the definition shall further include any entity permitted under Section 102(a) of the Tax Ordinance.

(kk)         “Restricted Stock” means Shares issued under the Plan to the Grantee for such consideration, if any, and subject to such restrictions on transfer, rights of first refusal, repurchase provisions, forfeiture provisions, and other terms and conditions as established by the Administrator.

(ll)           “Restricted Stock Units” or “RSUs” means an Award which may be earned in whole or in part upon the passage of time or the attainment of performance criteria established by the Administrator and which may be settled for cash, Shares, or other securities or a combination of cash, Shares, or other securities as established by the Administrator.

(mm)       “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(nn)        “SAR” means a stock appreciation right entitling the Grantee to Shares or cash compensation, as established by the Administrator, measured by appreciation in the value of Common Stock.

(oo)        “Section 3(i)” means Section 3(i) of the Tax Ordinance, as may be amended from time to time.

(pp)        “Section 102” means Section 102 of the Tax Ordinance, as may be amended from time to time.

(qq)        “Share” means a share of the Common Stock.

(rr)          “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

(ss)         “Tax Ordinance” means the Israeli Income Tax Ordinance [New Version], 1961 (including as amended pursuant to Amendment 132 thereto) and to the extent not specifically indicated hereunder also the rules, regulations, and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time.

(tt)          “Trustee” means any individual appointed by the Company to serve as trustee and approved by the ITA, in accordance with the provisions of Section 102(a) of the Tax Ordinance and the regulations promulgated thereunder.

(uu)        “Trustee 102 Option” means a 102 Option granted pursuant to Section 102(b) of the Tax Ordinance and held in trust by the Trustee for the benefit of an Israeli Grantee.

3.             Stock Subject to the Plan.

(a)           Subject to the provisions of Section 10, below, the maximum aggregate number of Shares which may be issued pursuant to all Awards (including Incentive Stock Options) under the Plan is 1,300,000 Shares. The Shares to be issued pursuant to Awards may be authorized, but unissued, or reacquired Common Stock.  Notwithstanding Section 3(b), Incentive Stock Options on no more than 1,300,000 shares, adjusted pursuant to the provisions of Section 10 below, may be granted.

(b)           Any Shares covered by an Award (or portion of an Award) which is forfeited, canceled or expires (whether voluntarily or involuntarily) shall be deemed not to have been issued for purposes of determining the maximum aggregate number of Shares which may be issued under the Plan. Shares that actually have been issued under the Plan pursuant to an Award shall not be returned to the Plan and shall not become available for future issuance under the Plan, except that if unvested Shares are forfeited, or repurchased by the Company at the lower of their original purchase price or their Fair Market Value at the time of repurchase, such Shares shall become available for future grant under the Plan. To the extent not prohibited by the listing requirements of the principal established stock exchange or national market system on which the Common Stock is traded and Applicable Law, any Shares covered by an Award which are surrendered (i) in payment of the Award exercise or purchase price (including pursuant to the “net exercise” of an option pursuant to Section 7(b)(v)) or (ii) in satisfaction of tax withholding obligations incident to the exercise of an Award shall be deemed not to have been issued for purposes of determining the maximum number of Shares which may be issued pursuant to all Awards under the Plan, unless otherwise determined by the Administrator.

4.             Administration of the Plan.

(a)           Plan Administrator.

(i)           General. With respect to grants of Awards to Directors, Employees, or Consultants, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which Committee shall be constituted in such a manner as to satisfy the Applicable Laws.  Any such Committee shall be constituted to permit such grants and related transactions to be exempt from Section 16(b) of the Exchange Act in accordance with Rule 16-3.  Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. Further, with respect to Consultants and Employees (who are neither Directors or Officers of the Company), the Board may authorize one or more Officers to grant Awards to such persons and may limit such authority as the Board determines from time to time.

(ii)           Administration With Respect to Directors who are not Employees. Notwithstanding the above, with respect to grants of Awards to Directors who are not Employees, the Board shall have the exclusive power to select such Directors to participate in the Plan and to determine the number of Non-qualified Stock Options, SARs, or shares of Restricted Stock or Restricted Stock Units or other benefits under the Plan to be so awarded. If the Board appoints a Committee to administer the Plan, it may delegate to the Committee administration of all other aspects of the Awards made to such Directors who are not Employees.

(iii)           Administration With Respect to Certain Employees. Notwithstanding the foregoing, in the case of a grant of an Option, SAR, or Award intended to qualify as Performance-Based Compensation to any Employee who is not an Israeli Employee, such grant or Award shall be made only by a Committee (or subcommittee of a Committee) that is comprised solely of two or more “outside directors” within the meaning of Section 162(m) of the Code and regulations thereunder.  In the case of such Awards granted to such Employees, references to the “Administrator” or to a “Committee” shall be deemed to be references to such Committee or subcommittee.

(iv)           Administration With Respect to Israeli Grantees. With respect to grants of Awards to Israeli Grantees, the Plan shall be administered by (A) the Board or (B) a Committee or one or more Officers designated by the Board, which Committee or Officers shall be constituted or appointed in such a manner as to satisfy the ITA and the Applicable Laws applicable to Awards for Israeli Grantees. Once appointed, such Committee or Officer shall continue to serve in its/his/her designated capacity until otherwise directed by the Board.

(v)           Administration Errors. In the event an Award is granted in a manner inconsistent with the provisions of this subsection (a), such Award shall be presumptively valid as of its grant date to the extent permitted by the Applicable Laws.

(b)           Powers of the Administrator. Subject to Applicable Laws and the provisions of the Plan (including any other powers given to the Administrator hereunder), and except as otherwise provided by the Board, the Administrator shall have the authority, in its discretion:

(i)             to select the Employees, Directors, and Consultants to whom Awards may be granted from time to time hereunder;

(ii)            to determine whether and to what extent Awards are granted hereunder;

(iii)           to determine the number of Shares or the amount of other consideration to be covered by each Award granted hereunder, the exercise price or purchase price of each Option or other Award, the duration of each Award, and the times at which each Award shall become exercisable;

(iv)           to approve forms of Award Agreements for use under the Plan;

(v)           to determine the terms and conditions of any Award granted hereunder, including but not limited to: the exercise price, the time or times when Options may be exercised or other Awards vest (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or Shares related thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)           to amend the terms of any outstanding Award granted under the Plan, provided that any amendment that would adversely affect the Grantee’s rights under an outstanding Award shall not be made without the Grantee’s written consent; provided, however, that an amendment or modification that may cause an Incentive Stock Option to become a Non-Qualified Stock Option shall not be treated as adversely affecting the rights of the Grantee. The reduction of the exercise price of any Option awarded under the Plan and the base appreciation amount of any SAR awarded under the Plan shall not be subject to stockholder approval and canceling an Option or SAR at a time when its exercise price or base appreciation amount (as applicable) exceeds the Fair Market Value of the underlying Shares, in exchange for another Option, SAR, Restricted Stock, or other Award shall not be subject to stockholder approval and shall be at the discretion of the Administrator;

(vii)          to construe and interpret the terms of the Plan and Awards, including without limitation, any notice of award or Award Agreement, granted pursuant to the Plan;

(viii)         to grant Awards to Employees, Directors, and Consultants employed outside the United States on such terms and conditions different from those specified in the Plan as may, in the judgment of the Administrator, be necessary or desirable to further the purpose of the Plan;

(ix)           to designate Awards as Incentive Stock Options or Non-qualified Stock Options, or as 102 Options (whether through a trustee or not) or 3(i) Options subject to the limitations under the ITA or any other Applicable Law and to determine the type and route of the Trustee 102 Options;

(x)            to determine the Fair Market Value of the Shares in accordance with the provisions of the Plan; and

(xi)           to take all such other action and make all such other determinations and interpretations, not inconsistent with the terms of the Plan, as the Administrator deems appropriate.

(c)           Extent and Effect of Administrator’s Determinations. The express grant in the Plan of any specific power to the Administrator shall not be construed as limiting any power or authority of the Administrator; provided, however, that the Administrator may not exercise any right or power reserved to the Board. Any decision made, or action taken, by the Administrator or in connection with the administration of this Plan shall be final, conclusive, and binding on all persons having an interest in the Plan.

(d)           Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or as Officers or Employees of the Company or a Related Entity, the Administrator shall be defended and indemnified by the Company to the extent permitted by law against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any claim, investigation, action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any Award granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by the Company) or paid by them in satisfaction of a judgment in any such claim, investigation, action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such claim, investigation, action, suit, or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct; provided, however, that within fifteen (15) days after the institution of such claim, investigation, action, suit, or proceeding, such person shall offer to the Company, in writing, the opportunity at the Company’s expense to defend the same.

5.             Eligibility. Awards other than Incentive Stock Options may be granted to Employees, Directors and Consultants. Incentive Stock Options may be granted only to Employees of the Company or a Parent or a Subsidiary of the Company. An Employee, Director or Consultant who has been granted an Award may, if otherwise eligible, be granted additional Awards. Awards may be granted to such Employees, Directors or Consultants who are residing in non-U.S. jurisdictions as the Administrator may determine from time to time; provided, however, that Awards to Israeli Grantees under Section 102 or Section 3(i) of the Tax Ordinance shall be subject to Section 20 below.

6.             Types, Terms, Conditions, and Limitations of Awards.

(a)           Types of Awards. The Administrator is authorized under the Plan to award any type of arrangement to an Employee, Director or Consultant that is not inconsistent with the provisions of the Plan and that by its terms involves or might involve the issuance of (i) Shares, (ii) cash or (iii) an Option, a SAR, or similar right with a fixed or variable price related to the Fair Market Value of the Shares and with an exercise or conversion privilege related to the passage of time, the occurrence of one or more events, or the satisfaction of performance criteria or other conditions. Such awards include, without limitation, Options, SARs, sales or bonuses of Restricted Stock, or Restricted Stock Units, and an Award may consist of one such security or benefit, or two (2) or more of them in any combination or alternative.

(b)           Designation of Award. Each Award shall be designated in the Award Agreement. In the case of an Option, the Option shall be designated as either an Incentive Stock Option or a Non-qualified Stock Option and with respect to Israeli Grantees may be further designated as 102 Options or 3(i) Options under the Tax Ordinance subject to the qualifications described in Section 20 below. However, notwithstanding such designation, an Option will qualify as an Incentive Stock Option under the Code only to the extent the $100,000 dollar limitation of Section 422(d) of the Code is not exceeded. The $100,000 limitation of Section 422(d) of the Code is calculated based on the aggregate Fair Market Value of the Shares subject to Options designated as Incentive Stock Options which become exercisable for the first time by a Grantee during any calendar year (under all plans of the Company or any Parent or Subsidiary of the Company). For purposes of this calculation, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the grant date of the relevant Option.

(c)           Conditions of Award. Subject to the terms of the Plan, the Administrator shall determine the provisions, terms, and conditions of each Award including, but not limited to, the Award vesting schedule, repurchase provisions, rights of first refusal, forfeiture provisions, form of payment (cash, Shares, or other consideration) upon settlement of the Award, payment contingencies, and satisfaction of any performance criteria.

(d)           Additional Conditions for Performance-Based Awards.  The performance criteria established by the Administrator may be based on any one of, or combination of, the following: (i) increase in share price, (ii) earnings per share, (iii) total stockholder return, (iv) operating margin, (v) gross margin, (vi) return on equity, (vii) return on assets, (viii) return on investment, (ix) operating income, (x) net operating income, (xi) pre-tax profit, (xii) cash flow, (xiii) revenue, (xiv) expenses, (xv) earnings before interest, taxes and depreciation, (xvi) economic value added, (xvii) market share, (xviii) satisfactory completion of clinical trials or scientific benchmarks, and (xix) receipt of regulatory approvals.  Such criteria shall be established before 25% of the applicable performance period has elapsed (or within 90 days of a grant date, if earlier).  The performance criteria may be applicable to the Company, Related Entities, and/or any individual business units of the Company or any Related Entity.

The extent to which performance criteria are met will be determined solely and in writing by the Administrator and partial achievement of the specified criteria may result in a payment or vesting corresponding to the degree of achievement as specified in the Award Agreement.

The Committee shall make adjustments as necessary to eliminate the effect on the stated performance criteria of unplanned acquisitions or dispositions, changes in foreign exchange rates, discrete tax items identified by the Administrator, changes in accounting standards, and variances to planned annual incentive compensation expense.

(e)           Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the date of such grant. Notwithstanding anything in the Plan to the contrary, if any Award under this Plan is made to a person subject to taxation in the United States, the date of grant of such Award shall be the date when the Company completes the corporate action necessary to create the legally binding right constituting the Award.

(f)           Individual Limitations on Awards.

(i)             Individual Limit for Options and SARs. The maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year shall be 400,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Grantee, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option (or in the case of a SAR, the base amount on which the stock appreciation is calculated is reduced to reflect a reduction in the Fair Market Value of the Common Stock) shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(ii)            Individual Limit for Restricted Stock and Restricted Stock Units. For awards of Restricted Stock and Restricted Stock Units that are intended to be Performance- Based Compensation, the maximum number of Shares with respect to which such Awards may be granted to any Grantee in any calendar year shall be 400,000 Shares. The foregoing limitation shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 10, below.

(iii)           Deferral. If the vesting or receipt of Shares under an Award is deferred to a later date, any amount (whether denominated in Shares or cash) paid in addition to the original number of Shares subject to such Award will not be treated as an increase in the number of Shares subject to the Award if the additional amount is based either on a reasonable rate of interest or on one or more predetermined actual investments such that the amount payable by the Company at the later date will be based on the actual rate of return of a specific investment (including any decrease as well as any increase in the value of an investment).

(g)           Early Exercise. The Award Agreement may, but need not, include a provision whereby the Grantee may elect at any time while an Employee, Director, or Consultant to exercise any part or all of the Award prior to full vesting of the Award. Any unvested Shares received pursuant to such exercise may be subject to a repurchase right in favor of the Company or a Related Entity or to any other restriction the Administrator determines to be appropriate.

(h)           Term of Award. The term of each Award shall be the term stated in the Award Agreement; provided, however, that the term of an Incentive Stock Option shall be no more than ten (10) years from the date of grant thereof. However, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the term of the Incentive Stock Option shall be five (5) years from the date of grant thereof or such shorter term as may be provided in the Award Agreement.

(i)            Transferability of Awards. Incentive Stock Options or Awards to Israeli Grantees may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Grantee, only by the Grantee. Other Awards shall be transferable (i) by will and by the laws of descent and distribution and (ii) during the lifetime of the Grantee, to the extent and in the manner authorized by the Administrator. Notwithstanding the foregoing, the Grantee (other than an Israeli Grantee) may designate one or more beneficiaries of the Grantee’s Award in the event of the Grantee’s death on a beneficiary designation form provided by the Administrator.

7.             Award Exercise or Purchase Price, Consideration, and Taxes.

(a)           Exercise or Purchase Price. The exercise or purchase price, if any, for an Award shall be as follows:

(i)           In the case of an Incentive Stock Option:

(1)           granted to an Employee who, at the time of the grant of such Incentive Stock Option owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary of the Company, the per Share exercise price shall be not less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant; or

(2)           granted to any Employee other than an Employee described in the preceding paragraph, the per Share exercise price shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(ii)           In the case of Options and SARs intended to qualify as Performance-Based Compensation, the exercise or purchase price, if any, shall be not less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(iii)           In the case of other Awards, such price as is determined by the Administrator.

(b)           Consideration. Subject to Applicable Laws, the consideration to be paid for the Shares to be issued upon exercise or purchase of an Award including the method of payment, shall be determined by the Administrator. In addition to any other types of consideration the Administrator may determine, the Administrator is authorized to accept as consideration for Shares issued under the Plan the following:

(i)             cash;

(ii)            check;

(iii)           surrender of Shares or delivery of a properly executed form of attestation of ownership of Shares as the Administrator may require which have a Fair Market Value on the date of surrender or attestation equal to the aggregate exercise price of the Shares as to which said Award shall be exercised;

(iv)           with respect to Options, payment through a broker-dealer sale and remittance procedure pursuant to which the Grantee (A) shall provide written instructions to a Company designated brokerage firm to effect the immediate sale of some or all of the purchased Shares and remit to the Company sufficient funds to cover the aggregate exercise price payable for the purchased Shares and (B) shall provide written directives to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale transaction; or

(v)           with respect to Options, payment through a “net exercise” such that, without the payment of any funds, the Grantee may exercise the Option and receive the net number of Shares equal to (i) the number of Shares as to which the Option is being exercised, multiplied by (ii) a fraction, the numerator of which is the Fair Market Value per Share (on such date as is determined by the Administrator) less the Exercise Price per Share, and the denominator of which is such Fair Market Value per Share (the number of net Shares to be received shall be rounded down to the nearest whole number of Shares);

(vi)           any combination of the foregoing methods of payment.

The Administrator may at any time or from time to time, by adoption of or by amendment to the standard forms of Award Agreement described in Section 4(b), or by other means, grant Awards which do not permit all of the foregoing forms of consideration to be used in payment for the Shares or which otherwise restrict one or more forms of consideration.

(c)           Taxes. No Shares shall be delivered under the Plan to any Grantee or other person until such Grantee or other person has made arrangements acceptable to the Administrator for the satisfaction of any non-U.S., federal, state, or local income and employment tax withholding obligations, including, without limitation, obligations incident to the receipt of Shares. Upon exercise or vesting of an Award the Company shall withhold or collect from the Grantee an amount sufficient to satisfy such tax obligations, including, but not limited to, by surrender of the whole number of Shares covered by the Award sufficient to satisfy the minimum applicable tax withholding obligations incident to the exercise or vesting of an Award.

8.             Exercise of Award.

(a)           Procedure for Exercise; Rights as a Stockholder.

(i)           Any Award granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator under the terms of the Plan and specified in the Award Agreement; provided, however, that the standard vesting schedule for Israeli Grantees shall be as set forth in Section 20.

(ii)          An Award shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Award by the person entitled to exercise the Award and full payment for the Shares with respect to which the Award is exercised has been made, including, to the extent selected, use of the broker-dealer sale and remittance procedure to pay the purchase price as provided in Section 7(b).

(b)           No Rights as Shareholder. The holder of an Option shall have none of the rights of a stockholder with respect to the Shares subject to the Option until such shares are transferred to the holder (or the Trustee, if applicable) upon the exercise of the Option.

(c)           Conditions Upon Issuance of Shares.

(i)           Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares or consideration in lieu of Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. If at any time the Administrator determines that the delivery of Shares pursuant to the exercise, vesting, or any other provision of an Award is or may be unlawful under Applicable Laws, the vesting or right to exercise an Award or to otherwise receive Shares pursuant to the terms of an Award shall be suspended until the Administrator determines that such delivery is lawful and shall be further subject to the approval of counsel for the Company with respect to such compliance. The Company shall have no obligation to effect any registration or qualification of the Shares under federal or state laws or other Applicable Laws.

(ii)           Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award make such representations and warranties which, in the opinion of the Company, are required to ensure that such exercise, or a subsequent sale or disposition of any Shares obtained upon such exercise, does not contravene any Applicable Law, including inter alia, representations and warranties at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required by any Applicable Laws.

(iii)           Restrictions. Unless otherwise set forth in an Award Agreement, Shares issued to a Grantee or the Trustee, as applicable, shall be subject to such restrictions as required by the appropriate securities law and in the event that the Company’s shares shall be registered for trading in any public market, Grantee’s rights to sell the Shares may be subject to certain limitations (including a lock-up period), as will be requested by the Company or its underwriters, and the Grantee by executing an Award Agreement unconditionally agrees and accepts any such limitations and undertakes to further execute any agreement as may be requested by the Company or its underwriters from time to time.

(d)           No Fractional Shares. Only whole Shares may be issued pursuant to the exercise of an Option or other Award, and to the extent that an Option or other Award covers less than one (1) Share, it is non exercisable.

9.             Termination, Death, Disability of Grantee.

(a)           Exercise of Award Following Termination of Continuous Service. In the event of termination of a Grantee’s Continuous Service for any reason other than Cause, Disability, or death, such Grantee may, but only within three (3) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(b)           Termination of Continuous Service for Cause. In the event of termination of a Grantee’s Continuous Service for Cause, the unvested portion of the Grantee’s Award and, to the extent not previously exercised, the vested portion of the Grantee’s Award, shall terminate.

(c)           Disability of Grantee. In the event of termination of a Grantee’s Continuous Service as a result of his or her Disability, such Grantee may, but only within twelve (12) months from the date of such termination (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration date of the term of such Award as set forth in the Award Agreement), exercise the portion of the Grantee’s Award that was vested at the date of such termination or such other portion of the Grantee’s Award as may be determined by the Administrator. To the extent that the Grantee’s Award was unvested at the date of termination, or if Grantee does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

(d)           Death of Grantee. In the event of a termination of the Grantee’s Continuous Service as a result of his or her death, or in the event of the death of the Grantee during the post- termination exercise periods following the Grantee’s termination of Continuous Service specified in this Section 9, above, the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance may exercise the portion of the Grantee’s Award that was vested as of the date of termination or such other portion of the Grantee’s Award as may be determined by the Administrator, within twelve (12) months from the date of death (or such longer or shorter period as specified in the Award Agreement but in no event later than the expiration of the term of such Award as set forth in the Award Agreement). To the extent that, at the time of death, the Grantee’s Award was unvested, or if the Grantee’s estate or a person who acquired the right to exercise the Award by bequest or inheritance does not exercise the vested portion of the Grantee’s Award within the time specified herein, the Award shall terminate.

9A.         Restricted Stock.

9A.1      Restricted Stock Awards may be granted upon such terms and conditions as the Administrator shall determine.

9A.2       Purchase Price. No monetary payment (other than payments made for applicable taxes) shall be required as a condition of receiving Shares pursuant to a grant of Restricted Stock. Notwithstanding the foregoing, the Grantee shall furnish consideration in the form of cash having a value not less than the par value of the Shares subject to an award of Restricted Stock. The Board, in its sole discretion, shall determine procedures from time to time for payment of such par value by the Grantee or for collection of such amount from the Grantee by the Company. However, the Company shall have the full authority in its discretion to determine at any time that said par value shall not be paid and that the Company shall take any action to ensure that it meets any requirement of Applicable Laws regarding issuance of Shares for consideration that is lower than the par value of such Shares.

9A.3       Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to exercise conditions as described herein, as shall be established by the Administrator and set forth in the applicable Award Agreement evidencing such Award. During any restriction period in which Shares acquired pursuant to an award of Restricted Stock remain subject to exercise conditions, such Shares may not be sold, exchanged, transferred, pledged, assigned, or otherwise disposed of unless otherwise provided in the Plan or any Award Agreement. Upon request by the Company, each Grantee shall execute any agreement evidencing such transfer restrictions prior to the receipt of Shares hereunder and the Company may place appropriate legends evidencing any such transfer restrictions on the relevant share certificates.

9A.4        Voting Rights; Dividends and Distributions. Except as provided in this section and in any Award Agreement, during any restriction period applicable to Shares subject to an award of Restricted Stock, the Grantee shall have all of the rights of a shareholder of the Company holding Shares, including the right to receive all dividends and other distributions paid with respect to such Shares. However, in the event of a dividend or distribution paid in Shares or other property or any other adjustment made upon a change in the capital structure of the Company as described in Sections 10 and 11 below, any and all new, substituted, or additional securities or other property (other than normal cash dividends) to which the Grantee is entitled by reason of the Grantee’s award of Restricted Stock shall be immediately subject to the same exercise conditions as the Shares subject to the award of Restricted Stock with respect to which such dividends or distributions were paid or adjustments were made.

9A.5       Termination of Continuous Service. Unless otherwise provided by the Administrator, in the event of termination of Continuous Service of a Grantee, for any reason, whether voluntary or involuntary (including the Grantee’s death or disability), then the Grantee shall forfeit to the Company any Shares acquired by the Grantee pursuant to an Award of Restricted Stock which remain subject to exercise or transfer conditions as of the date of such termination.

9A.6       All other terms and conditions of the Plan applicable to Options, shall apply to Restricted Stock, mutatis mutandis. It is clarified that without deviating from the foregoing in Sub-Section 9A.5, the provisions of Section 9 herein, shall, mutatis mutandis, apply to Restricted Stock in the event of termination of Continuous Service of a Grantee.

9B.          Restricted Share Units.

9B.1        Subject to the sole and absolute discretion and determination of the Administrator, the Administrator may decide to grant under the Plan Restricted Share Units. A RSU is a right to receive a Share of the Company, under certain terms and conditions, for a consideration of no more than the underlying Share’s par value. Upon the lapse of any applicable conditions (for example, a vesting period) of a RSU, such RSU shall automatically vest into a Share of the Company (subject to adjustments under Sections 10 and 11 herein) and the Grantee shall pay to the Company its par value. The Board, in its sole discretion, shall determine procedures from time to time for payment of such par value by the Grantee or for collection of such amount from the Grantee by the Company. However, the Company shall have the full authority in its discretion to determine at any time that said nominal value shall not be paid and that the Company shall capitalize applicable profits or take any other action to ensure that it meets any requirement of applicable laws regarding issuance of Shares for consideration that is lower than the nominal value of such Shares.

9B.2        Unless determined otherwise by the Administrator, in the event of termination of Continuous Service of a Grantee, all RSUs theretofore granted to such Grantee that are not vested on the termination date shall terminate immediately and have no legal effect.

9B.3        All other terms and conditions of the Plan applicable to Options, shall apply to RSUs, mutatis mutandis. It is clarified, that without deviating from the foregoing in Sub-Section 9B.2, the provisions of Section 9 herein, shall, mutatis mutandis, apply to RSUs in the event of termination of continuous service of a Grantee.

10.           Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Award, and the number of Shares which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan, the exercise or purchase price of each such outstanding Award, the maximum number of Shares with respect to which Options and SARs may be granted to any Grantee in any calendar year, as well as any other terms that the Administrator determines require adjustment shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Shares, or similar transaction affecting the Shares, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” In connection with the foregoing adjustments, the Administrator may, in its discretion, prohibit the exercise of Awards during certain periods of time. Except as the Administrator determines, no issuance by the Company of shares of any class, or securities convertible into shares of any class, shall affect, and no adjustment by reason hereof shall be made with respect to, the number or price of Shares subject to an Award. Adjustments shall be made by the Administrator, whose determination in that respect shall be final, conclusive and binding.

11.           Adjustments Upon Change in Control.

(a)           Unless otherwise set forth in the Award Agreement, in the event of a Change in Control after the effective date of the Plan, the Committee or the Board may, in its sole discretion, provide for the (i) termination of an Award upon the consummation of the Change in Control, but only if such Award has vested and been paid out or the Grantee has been permitted to exercise the Option in full for a period of not less than thirty (30) days prior to the Change in Control, (ii) acceleration of all or any portion of an Award, (iii) payment of an amount (in cash or, in the discretion of the Committee or the Board, in the form of consideration paid to shareholders of the Company in connection with such Change in Control) in exchange for the cancellation of an Award, which, in the case of Options and SARs, shall equal the excess, if any, of the Fair Market Value of the Shares subject to such Options or SARs over the aggregate exercise price or grant price of such Option or SAR, and/or (iv) issuance of substitute Awards that will substantially preserve the otherwise applicable terms of any affected Awards previously granted hereunder in a manner complying with Treasury Regulation Section 1.409A-1(b)(5)(v)(D), Treasury Regulation Section 1.424-1, or any applicable successor provisions.

(b)           In the event of any adjustment in the number of Shares covered by any Award, any fractional shares resulting from such adjustment shall be disregarded and each such Award shall cover only the number of full shares resulting from such adjustment.

(c)           All adjustments pursuant to Section 11 shall be made by the Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding, and conclusive.

12.           Effective Date and Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated. Subject to Section 17, below, and Applicable Laws, Awards may be granted under the Plan upon its becoming effective. In the case of Israeli Grantees, 102 Options will be granted only after the lapse of at least thirty (30) days following the date in which the Plan and the relevant forms will be submitted to the tax authorities.

13.           Amendment, Suspension or Termination of the Plan.

(a)           The Board may at any time amend, suspend, or terminate the Plan; provided, however, that no such amendment shall be made without the approval of the Company’s stockholders to the extent such approval is required by Applicable Laws, or if such amendment would lessen the stockholder approval requirements of Section 4(b) or this Section 13(a).

(b)           No Award may be granted during any suspension of the Plan or after termination of the Plan.

(c)           No amendment, alteration, suspension, or termination of the Plan (except as provided herein) shall adversely affect any rights under Awards already granted to a Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing or electronic format and signed by the Grantee and the Company.

(d)           The Board or the Committee may from time to time amend, suspend, or terminate in whole or in part, and if suspended or terminated, may reinstate, any or all of the provisions of the Plan.  Notwithstanding the foregoing, no amendment shall be effective without Board and/or shareholder approval if such approval is necessary to comply with the applicable provisions of Section 162(m) of the Code.  To the extent applicable, it is intended that the Plan and all Awards hereunder comply with the requirements of Section 409A of the Code, and the Plan and all Award Agreements shall be interpreted and applied by the Committee in a manner consistent with this intent in order to avoid the imposition of any additional tax under Section 409A of the Code.  In the event that any provision of the Plan or an Award Agreement is determined by the Committee to not comply with the applicable requirements of Section 409A of the Code, the Committee shall have the authority to take such actions and to make such changes to the Plan or an Award Agreement as the Committee deems necessary to comply with such requirements, provided that no such action shall adversely affect any outstanding Award without the consent of the affected Grantee.  Notwithstanding the foregoing or anything elsewhere in the Plan or an Award Agreement to the contrary, if a Grantee is a “specified employee” as defined in Section 409A of the Code at the time of termination of Continuous Service with respect to an Award, then solely to the extent necessary to avoid the imposition of any additional tax under Section 409A of the Code in respect of Awards that are deferred compensation for purposes of such Section 409A, the commencement of any payments or benefits under the Award shall be deferred until the date that is six months following the Grantee’s separation from service (or such other period as required to comply with Section  409A).

14.           Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15.           Liability of the Company.

(a)           Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

(b)           Grants Exceeding Allotted Shares. If the Shares covered by an Award exceed, as of the date of grant, the number of Shares which may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess awarded Shares, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with the Plan.

16.           No Effect on Terms of Employment/Consulting Relationship or Retirement Plans.

(a)           No Effect on Terms of Employment/Consulting Relationship. The Plan shall not confer upon any Grantee any right with respect to the Grantee’s Continuous Service, nor shall it interfere in any way with his or her right or the right of the Company or any Related Entity to terminate the Grantee’s Continuous Service at any time, with or without Cause, and with or without notice. The ability of the Company or any Related Entity to terminate the employment of a Grantee who is employed at will is in no way affected by its determination that the Grantee’s Continuous Service has been terminated for Cause for the purposes of this Plan.

(b)           No Effect on Retirement and Other Benefit Plans. Except as specifically provided in a retirement or other benefit plan of the Company or a Related Entity, Awards shall not be deemed compensation for purposes of computing benefits or contributions under any retirement plan of the Company or a Related Entity, and shall not affect any benefits under any other benefit plan of any kind or any benefit plan subsequently instituted under which the availability or amount of benefits is related to level of compensation. The Plan is not a “Pension Plan” or “Welfare Plan” under the Employee Retirement Income Security Act of 1974, as amended.

17.           Stockholder Approval. The grant of Incentive Stock Options under the Plan shall be subject to approval by the stockholders of the Company within twelve (12) months before or after the date the Plan is adopted excluding Incentive Stock Options issued in substitution for outstanding Incentive Stock Options pursuant to Section 424(a) of the Code. Such stockholder approval shall be obtained in the degree and manner required under Applicable Laws. The Administrator may grant Incentive Stock Options under the Plan prior to approval by the stockholders, but until such approval is obtained, no such Incentive Stock Option shall be exercisable. In the event that stockholder approval is not obtained within the twelve (12) month period provided above, all Incentive Stock Options previously granted under the Plan shall be exercisable as Non-qualified Stock Options.

18.           Unfunded Obligation. Grantees shall have the status of general unsecured creditors of the Company. Any amounts payable to Grantees pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974, as amended. Neither the Company nor any Related Entity shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Grantee account shall not create or constitute a trust or fiduciary relationship between the Administrator, the Company or any Related Entity and a Grantee, or otherwise create any vested or beneficial interest in any Grantee or the Grantee’s creditors in any assets of the Company or a Related Entity. The Grantees shall have no claim against the Company or any Related Entity for any changes in the value of any assets that may be invested or reinvested by the Company with respect to the Plan.

19.           Construction. Captions and titles contained herein are for convenience only and shall not affect the meaning or interpretation of any provision of the Plan. Except when otherwise indicated by the context, the singular shall include the plural and the plural shall include the singular. Use of the term “or” is not intended to be exclusive, unless the context clearly requires otherwise.

20.           Israeli Grantees. This Section shall apply only to Israeli Grantees and is intended to enable the Company to grant Awards under the Plan pursuant and subject to Section 102 and Section 3(i) of the Tax Ordinance. Accordingly, the Plan is designated to comply with the Tax Ordinance and the rules, regulations and orders or procedures promulgated thereunder from time to time, as amended or replaced from time to time, and shall be submitted to the ITA as required thereunder.

In any case of contradiction, whether explicit or implied, between the provisions of this Section and the Plan, the provisions set out in this Section shall prevail unless the Administrator decides otherwise to ensure compliance with the Tax Ordinance and other Applicable Laws.

(a)           Eligibility. 102 Options may be granted only to Israeli Employees. Non-Employees may only be granted 3(i) Options. The grant of an Award hereunder shall neither entitle the Grantee to participate nor disqualify the Israeli Grantee from participating in any other grant of Awards pursuant to the Plan or any other option or stock plan of the Company or any Related Company.

(b)           Grant of Awards in Trust.

(i)           Grants Made Under Section 102.

(1)           The Company may designate 102 Options as Trustee 102 Options or Non-Trustee 102 Options. The designation of Non-Trustee 102 Options and Trustee 102 Options shall be subject to the terms and conditions set forth in Section 102 of the Tax Ordinance and the regulations promulgated thereunder.

(ii)           Grant of Trustee 102 Options.

(1)           The grant of the Trustee 102 Options shall be made under the Plan and shall be conditional upon the approval of the Plan by the ITA. Trustee 102 Options may be granted at any time after the passage of thirty (30) days following the delivery by the Company to the ITA of a notice pertaining to the appointment of the Trustee and the adoption of the Plan, unless otherwise determined by the ITA. 102 Options which shall be granted pursuant to Section 102 and/or any Shares issued upon exercise or vesting of such Awards, as the case may be, and/or other shares received subsequently following any realization of rights, shall be issued to the Trustee. Each Israeli Grantee in respect of whom a Trustee 102 Option is granted and held in trust by the Trustee shall be referred to as a “beneficial optionee” hereunder.

(2)           Trustee 102 Option(s) may either be classified as Capital Gain Option(s) or Ordinary Income Option(s):

a.           Trustee 102 Option(s) elected and designated by the Company to qualify under the capital gain tax treatment in accordance with the provisions of Section 102(b)(2) shall be referred to herein as “Capital Gain Option(s)” or “CGO.”

b.           Trustee 102 Option(s) elected and designated by the Company to qualify under the ordinary income tax treatment in accordance with the provisions of Section 102(b)(l) shall be referred to herein as “Ordinary Income Option(s)” or “OIO.”

(3)           The Company’s election of the type of Trustee 102 Options as CGO or OIO granted to Employees (the “Election”) shall be appropriately filed with the ITA thirty (30) days before the date of grant of a Trustee 102 Option, unless otherwise determined by the ITA. Such Election shall become effective beginning the first date of grant of a Trustee 102 Option under this Plan and shall remain in effect until the end of the year following the year during which the Company first granted Trustee 102 Options. The Election shall obligate the Company to grant only the type of Trustee 102 Option it has elected, and shall apply to all Israeli Grantees who were granted Trustee 102 Options during the period indicated herein or therein, all in accordance with the provisions of Section 102(g) of the Tax Ordinance. Notwithstanding, such Election shall not prevent the Company from granting Non-Trustee 102 Options simultaneously.

(4)           All Trustee 102 Options must be held in trust by and issued on the name of the Trustee, as described below.

(5)           With respect to Trustee 102 Options, the provisions of the Plan and/or an Award Agreement shall be subject to the provisions of Section 102 and the ITA’s permit, and the said provisions and permit shall be deemed an integral part of this Section and of the Award Agreement for the respective Grantees thereof.  Any provision of Section 102 and/or the said permit which is necessary in order to receive and/or to keep any tax benefit pursuant to Section 102, which is not expressly specified in the Plan or the Award Agreement, shall be considered binding upon the Company and the Israeli Grantee.

(iii)           Issuance to Trustee.

(1)           All Trustee 102 Options granted under the Plan and/or any Shares allocated or issued upon exercise or vesting of such Trustee 102 Options, as the case may be, and/or other and all rights deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith shall be granted by the Company to the Trustee, and the Trustee shall hold each such Trustee 102 Option and the Shares issued upon exercise or vesting thereof, as the case may be, in trust for such period of time as required by Section 102 or any regulations, rules, or orders or procedures promulgated thereunder (the “Holding Period”), for the benefit of the Grantees in respect of whom such Trustee 102 Option was granted. If applicable, all certificates representing Shares issued to the Trustee under the Plan shall be deposited with the Trustee, and shall be held by the Trustee until such time that such Shares are released from the Trust as herein provided.

(2)           In event the requirements for Trustee 102 Options are not met for any reason whatsoever, then the Trustee 102 Options may be treated as Non-Trustee 102 Options, all in accordance with the provisions of Section 102 and regulations promulgated thereunder.

(3)           With respect to any Trustee 102 Option, subject to the provisions of Section 102 and any rules or regulations or orders or procedures promulgated thereunder, an Israeli Grantee shall not be entitled to sell or release from Trust the Trustee 102 Option, the Shares received upon the exercise or vesting of such Option, as the case may be, and/or any right deriving from or in connection therewith, including, without limitation, in accordance with Section 10 above or any bonus shares or stock dividends issued in connection therewith, until the later of: (i) the lapse of the Holding Period required under Section 102, and (ii) the vesting of such 102 Options set forth in the respective Award Agreement (such later date being hereinafter referred to as the “Release Date”). Notwithstanding the foregoing, if such sale or release occurs during the Holding period, the provisions of Section 102 and the rules or regulations promulgated thereunder shall apply and any expenses and/or tax consequences therefrom shall be borne by the Israeli Grantee.

(4)           Subject to the terms hereof, at any time after the Release Date with respect to any Trustee 102 Options or Shares the following shall apply:

a.           Trustee 102 Options granted, and/or Shares or rights issued to the Trustee shall continue to be held by the Trustee, on behalf of the beneficial optionee. From and after the Release Date, upon the written request of any beneficial optionee, the Trustee shall release from the Trust the Trustee 102 Options granted, and/or the Shares or rights issued, on behalf of such beneficial optionee, by executing and delivering to the Company such instrument(s) as the Company may require, giving due notice of such release to such beneficial optionee, provided, however, that the Trustee shall not so release any such Trustee 102 Options and/or Shares and/or rights to such beneficial optionee unless the latter, prior to, or concurrently with, such release, provides the Trustee with evidence, satisfactory in form and substance to the Trustee, that all taxes, if any, required to be paid upon such release have, in fact, been paid.

b.           Alternatively, from and after the Release Date, upon the written instructions of the beneficial optionee to sell any Shares and rights issued upon exercise of Trustee 102 Options, the Trustee or the Company, as the case may be, shall use its best efforts to effect such sale and shall transfer such Shares to the purchaser thereof concurrently with the receipt, or after having made suitable arrangements to secure the payment, of the purchase price in such transactions. The Trustee or the Company, as the case may be, shall withhold from such proceeds any and all taxes required to be paid in respect of such sale, shall remit the amount so withheld to the appropriate tax authorities and shall pay the balance thereof directly to the beneficial optionee, reporting to such beneficial optionee and to the Company the amount so withheld and paid to said authorities.

c.           Notwithstanding the foregoing, in the event the underwriters of securities of the Company impose restrictions on the transferability of the Shares during a lock-up period, the beneficial optionee shall not be entitled to release from Trust the Trustee 102 Options granted and/or the Shares issued and/or to instruct the Trustee to effect a sale of same, for as long as the restrictions are in effect. In the event the Trustee 102 Options granted and/or the Shares issued have been released from trust the restrictions imposed on the transferability of same shall nevertheless apply to said optionee’s Trustee 102 Options held by the Grantee and/or Shares in the same manner. Consequently, the Israeli Grantee shall sign any documents required in order to effect the restrictions, for as long as the restrictions are in effect.

d.           Upon receipt of the Award, the Israeli Grantee will sign an undertaking to release the Trustee from any liability in respect of any action or decision duly taken and bona fide executed in relation with the Plan, or any Award or Share or rights granted to same thereunder. The Trustee may establish additional terms and conditions in connection with Awards held in trust by the Trustee.

(iv)           Grant of Non-Trustee 102 Options.

(1)           Awards granted pursuant to this subsection are intended to constitute Non-Trustee 102 Options and shall be subject to the general terms and conditions of the Plan and Section 20, except for provisions of the Plan applying to Trustee 102 Option or Awards under a different tax law or regulation.

(2)           With respect to Non-Trustee 102 Options, if the Grantee ceases to be employed by or of service to the Company or a Related Company, the Grantee shall be required to extend to the Company a security or guarantee for the payment of tax due at the time of sale of Shares or other rights, all in accordance with the provisions of Section 102 and the rules, regulation, or orders promulgated thereunder.

(v)           Grants Made Under Section 3(i). Awards granted pursuant to this subsection are intended to constitute 3(i) Options and shall be subject to the general terms and conditions of the Plan and Section 20 thereof, except for said provisions of the Plan applying to Awards under a different tax law or regulation. The Administrator may choose to deposit the 3(i) Options granted pursuant to Section 3(i) of the Tax Ordinance with a trustee. In such event, said trustee shall hold such 3(i) Options in trust, until exercised by the Grantee, pursuant to the Company’s instructions from time to time. If determined by the Administrator, the trustee shall be responsible for withholding any taxes to which a Grantee become liable upon the exercise of such 3(i) Options.

(c)           Award Agreement. Without derogating from the powers of the Administrator under the Plan, the Administrator shall adopt the form of Award Agreement for Israeli Grantees in form acceptable by the ITA and in compliance with the Tax Ordinance. The Award Agreement shall further indicate the type of Award (102, 3(i), Trustee, Non-Trustee etc.) granted thereunder.

(d)           Vesting. Without derogating from the terms of any Award Agreement or the discretionary authority of the Administrator, the standard vesting for Awards to Israeli Grantees shall be as follows:

(i)            Twenty five percent (25%) of the Awards granted under each Award Agreement shall vest on the end of the first year of Continuous Service following the vesting commencement date determined by the Administrator and if not specified the date of the grant of an Option (the “First Anniversary”); and

(ii)           The remaining 75% of the Awards shall vest on a quarterly basis over a period of three years commencing as of the First Anniversary in twelve (12) equal portions subject to Continuous Service of the Grantee.

(e)           With respect to all Shares (in contrast to unexercised Options) allocated or issued upon the exercise of Awards by the Israeli Grantee, the Grantee, or the Trustee, as the case may be, shall be entitled to receive dividends in accordance with the quantity of such Shares, subject however to any applicable taxation on distribution of dividends.

(f)           Without derogating from anything in the Plan, to the extent permitted by Applicable Laws, any tax consequences, attributable to the Israeli Grantee, arising from the grant, vesting or exercise of any Award, from the payment for Shares covered thereby or from any other event or act (of the Company, a Related Company, the Trustee, or the Grantee), hereunder, shall be borne solely by the Grantee. The Company and/or or a Related Company and/or the Trustee shall withhold taxes according to the requirements under the Applicable Laws, rules, and regulations, including withholding taxes at source. Furthermore, to the extent permitted by Applicable Law, the Grantee shall agree to indemnify the Company and/or a Related Company and/or the Trustee and hold them harmless against and from any and all liability for any such tax or interest or penalty thereon, including without limitation, liabilities relating to the necessity to withhold, or to have withheld, any such tax from any payment made to the Grantee. The Administrator and/or the Trustee shall not be required to release any Share certificate to a Grantee until all required payments have been fully made.

(g)           The Plan, to the extent applicable to Israeli Grantees, shall be governed by and construed and enforced in accordance with the laws of the State of Israel applicable to contracts made and to be performed therein, without giving effect to the principles of conflict of laws. The competent courts of Tel-Aviv, Israel shall have sole jurisdiction in any matters pertaining to Israeli Grantees.

Appendix B

Certificate of Amendment

CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
ORAMED PHARMACEUTICALS INC.

Oramed Pharmaceuticals Inc. (the “Corporation”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “DGCL”), hereby certifies:

FIRST: That the Certificate of Incorporation of the Corporation, as amended, be further amended by deleting Article FOURTH thereof in its entirety and replacing in lieu of said Article the following new Article FOURTH:

“FOURTH: The total number of shares of capital stock which the Corporation shall have authority to issue is thirty million (30,000,000) shares of Common Stock, at a par value of $0.012 per share.”

SECOND: The foregoing amendment to the Certificate of Incorporation of the Corporation was duly adopted by vote of the directors and stockholders of the Corporation in accordance with the applicable provisions of Sections 141, 222 and 242 of the DGCL.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer this ___ day of __________ 2014.

ORAMED PHARMACEUTICALS INC. By: _____________________________ Nadav Kidron Chief Executive Officer

ORAMED PHARMACEUTICALS INC.

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 23, 2014

PROXY CARD

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Nadav Kidron, President and Chief Executive Officer, Yifat Zommer, Chief Financial Officer, and Gerald Ostrov, a director of the Company, and each of them, attorneys, agents and proxies of the undersigned, with full power of substitution to each of them, to represent and to vote on behalf of the undersigned all the shares of common stock in Oramed Pharmaceuticals Inc. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Stockholders (the “Meeting”) to be held at the offices of Zysman, Aharoni, Gayer and Sullivan & Worcester LLP, 1633 Broadway, New York, NY 10019, on July 23, 2014 at 10:00 a.m. (Eastern time), and at any adjournments or postponements thereof, upon the following matters, which are more fully described in the Notice of Annual Meeting of Stockholders and Proxy Statement relating to the Meeting.

This Proxy Card, when properly executed, will be voted in the manner directed herein by the undersigned. If no direction is made with respect to any matter, this Proxy Card will be voted “FOR” Proposals 1, 2, 3, 4 and 6, and “2 YEARS” for Proposal 5.  Any and all proxies heretofore given by the undersigned are hereby revoked.

(Continued and to be signed on the reverse side)

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE “FOR” PROPOSALS 1, 2, 3, 4 AND 6, AND “2 YEARS” FOR PROPOSAL 5. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.  PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒.

Proposal 1:
To re-elect the following directors of the Company to hold office until our next annual meeting of stockholders and until their respective successors shall be elected and qualified or until their earlier resignation or removal:

1.1.	Nadav Kidron	☐ For	☐ Against	☐ Abstain
1.2.	Miriam Kidron	☐ For	☐ Against	☐ Abstain
1.3.	Leonard Sank	☐ For	☐ Against	☐ Abstain
1.4.	Harold Jacob	☐ For	☐ Against	☐ Abstain
1.5.	Michael Berelowitz	☐ For	☐ Against	☐ Abstain
1.6.	Gerald Ostrov	☐ For	☐ Against	☐ Abstain

Proposal 2:	To approve the Company’s Amended and Restated 2008 Stock Incentive Plan.

☐ For	☐ Against	☐ Abstain

Proposal 3:	To approve an amendment to the Company’s Certificate of Incorporation to increase the Company’s authorized common stock from 16,666,667 shares to 30,000,000 shares.

☐ For	☐ Against	☐ Abstain

Proposal 4:	To approve, on an advisory basis, the compensation of the Company’s Named Executive Officers.

☐ For	☐ Against	☐ Abstain

Proposal 5:	To approve, on an advisory basis, the frequency of holding an advisory vote on the Company’s executive compensation.

☐ 1 Year	☐ 2 Years	☐ 3 Years	☐ Abstain

Proposal 6:
To ratify the appointment of Kesselman & Kesselman, certified public accountants in Israel, a member of PricewaterhouseCoopers International Limited, as the independent registered public accounting firm of the Company for the fiscal year ending August 31, 2014.

☐ For	☐ Against	☐ Abstain

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐

In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the Meeting or any adjournment or postponement thereof.

The undersigned acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of the Company relating to the Meeting.

                                      Date:                                                                              , 2014
 Signature of Stockholder

                                      Date:                                                                               , 2014
 Signature of Stockholder

PLEASE RETURN THE SIGNED PROXY CARD IN THE ACCOMPANYING REPLY ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING OF STOCKHOLDERS.

Please sign exactly as your name or names appear on this Proxy Card.  When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.